================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            STARR SURGICAL COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

May 1, 1998


To Our Stockholders:

     The 1998 Annual Meeting of Stockholders of STAAR Surgical Company (the "Company") will be held at 10:00 a.m. on Friday, May 29, 1998, at the Wyndham Garden Hotel located at 700 West Huntington Drive, Monrovia, California 91016.

     Enclosed is the Company's Annual Report for the Company's fiscal year ending January 2, 1998, Notice of the Annual Meeting of Stockholders, Proxy Statement and Proxy Card. The enclosed Proxy Statement and Proxy Card contain details concerning the business to come before the meeting, including (i) the election of two directors to fill the two three-year Class III director positions which expire at the 1998 Annual Meeting of Stockholders, and (ii) the approval of the 1998 STAAR Surgical Company Stock Plan. You should note that the Board of Directors of the Company unanimously recommend a vote "FOR" the election of its director nominees to serve as the two Class III directors on the Company's Board of Directors and the approval of the 1998 STAAR Surgical Company Stock Plan.

  If you are a record holder of the Company's common stock on April 15, 1998, you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. For that reason we request that you sign and return the Proxy Card now. A postage paid envelope is enclosed for your convenience in replying. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy.

We look forward to reviewing the activities of the Company with you at the meeting. We hope you can be with us.

                                         Sincerely,


                                         John R. Wolf
                                         President and Chairman of the Board

                             STAAR SURGICAL COMPANY
                               1911 WALKER AVENUE

                          MONROVIA, CALIFORNIA  91016

                           ------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 29, 1998


To the Stockholders of STAAR Surgical Company:

          NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of STAAR Surgical Company, a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time, on Friday, May 29, 1998, at the Wyndham Garden Hotel located at 700 West Huntington Drive, Monrovia, California 91016, to consider and to vote on the following matters as more fully described in the accompanying Proxy Statement:

          1. To elect two directors to fill the two three-year Class III director positions on the Board of Directors of the Company which expire at the 1998 Annual Meeting of Stockholders, with such Class III directors to serve until the Annual Meeting of Stockholders to be held in the year 2001;

          2.  To approve the 1998 STAAR Surgical Company Stock Plan; and

          3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

          The Board of Directors has fixed the close of business on April 15, 1998, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjourned meetings thereof.

          All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

                                       By Order of the Board of Directors


                                       John R. Wolf
                                       Chairman and President

Dated:  May 1, 1998

                             STAAR SURGICAL COMPANY
                               1911 WALKER AVENUE
                          MONROVIA, CALIFORNIA  91016

                           ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 1998

                            -----------------------

                                VOTING AND PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of STAAR Surgical Company (the "Company") for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Friday, May 29, 1998, at the Wyndham Garden Hotel located at 700 West Huntington Drive, Monrovia, California 91016 (the "Annual Meeting"), and any adjournments thereof. When such proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" (i) the election of the two director nominees named on the proxy to fill the two three-year Class III director positions on the Board of Directors of the Company which expire at the 1998 Annual Meeting of Stockholders, with such Class III directors to serve until the Annual Meeting of Stockholders to be held in the year 2001, and (ii) the approval of the 1998 STAAR Surgical Company Stock Plan. Any holder of record giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a later dated proxy, or by voting at the meeting in person.

At the close of business on April 15, 1998, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 13,278,342 shares of its common stock ("Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on April 15, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy Card will be mailed on or shortly after May 2, 1998, to all stockholders entitled to vote at the Annual Meeting.

                     DESCRIPTION OF THE BOARD OF DIRECTORS

The Certificate of Incorporation and the Bylaws of the Company divide the Board into three classes of directors, namely, Class I, Class II and Class III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. The Company's Bylaws permit the Board of Directors to fix the number of the authorized members of the Board of Directors from three to seven. At present, the Board of Directors consists of five members, of which one member serves as a Class I director, two members serve as Class II directors, and two members serve as Class III directors. Messrs. John R. Wolf and Andrew F. Pollet presently serve in Class III, which is subject to re-election at this Annual Meeting of Stockholders. Dr. Sanders presently serves in Class I, which is subject to re-election at the Annual Meeting of Stockholders to be held in 1999, and Drs. Michael R. Deitz and Peter J. Utrata presently serve in Class II, which is subject to re-election at the Annual Meeting of Stockholders to be held in 2000.

               BUSINESS EXPERIENCE OF CLASS III DIRECTOR NOMINEES

JOHN R. WOLF, CHAIRMAN OF THE BOARD AND CLASS III DIRECTOR NOMINEE

Mr. Wolf was elected President and a director in October 1989, and was appointed Chairman of the Board in March 1994. Mr. Wolf served as Executive Vice President of the Company from October 1986 to October 1989 and as a Vice President of the Company from September 1983 to October 1986. From November 1980 through August 1983, Mr. Wolf was employed as an Intraocular Lens Divisional Sales Manager for Iolab Corporation, a division of Johnson & Johnson, where he was named manager of the year in 1982. Prior to that, he served (and continues to serve) as President of his own privately-held corporation, Iotech, Inc. Mr. Wolf is a graduate of the University of Southern California, where he received his Bachelor of Science and Master of Business Administration degrees.

ANDREW F. POLLET, ESQ., CLASS III DIRECTOR NOMINEE

Mr. Pollet has served as a director of the Company since September 1990. Mr. Pollet has been a principal of the law firm of Pollet & Woodbury, a Law Corporation, and its predecessor law firms since 1980. Mr. Pollet also serves as a director of Empyrean Diagnostics, Ltd., the Mason Group, E.L. Payne Heating Company, Group Air Management, Inc., Page Digital Incorporated, Powder Keg, Inc., San Joaquin Chemicals, Skunk Technologies, Pinnacle Oil International, Inc. and Fresh Enterprises, Inc. Mr. Pollet received his Juris Doctor degree from the University of San Diego School of Law, and received his Bachelor of Science and Master in Business Administration degrees from the University of Southern California.

             BUSINESS EXPERIENCE OF CLASS I AND CLASS II DIRECTORS

DONALD R. SANDERS, PH.D., M.D., CLASS I DIRECTOR

Dr. Sanders has served as a director of the Company since May 1996. Dr. Sanders has been a physician specializing in ophthalmology since 1977, and received his Board Certification in 1988. Dr. Sanders has primarily been involved in research relating to cataract and refractive eye surgery. Since its founding in 1984, Dr. Sanders has been the President and owner and a director of Center for Clinical Research, Inc., a private company located in Chicago, Illinois which provides marketing research, statistical, clinical and regulatory services to companies and physicians in the ophthalmic industry. Dr. Sanders has been an Associate Professor for the past fifteen years, and an Assistant Professor for the five years prior thereto, in the Department of Ophthalmology of the University of Illinois College of Medicine in Chicago. Dr. Sanders recently retired as Chief Medical Editor of the Ocular Surgery News, after serving in that capacity for fourteen years. Dr. Sanders received his Ph.D. degree in Pharmacology from the University of Illinois School of Pharmacology, his medical degree from the University of Illinois College of Medicine, and his Bachelor of Science degree in Biology from the University of Illinois. Dr. Sanders has published or edited over 15 books and over 100 scientific articles.

MICHAEL R. DEITZ, M.D., CLASS II DIRECTOR

Dr. Deitz has served as a director of the Company since June, 1990. Dr. Deitz has been a physician specializing in ophthalmology since 1962. He attained a subspecialty in refractive eye surgery in 1979 when he was the fourth surgeon in the United States to perform radial keratotomy. Dr. Deitz has been a consultant and co-investigator at the Eye Foundation of Kansas City since its founding in 1986. Dr. Deitz is also a Clinical Associate Professor in the Department of Ophthalmology of the University of Missouri Kansas City School of Medicine. Dr. Deitz received his medical degree from the University of Pennsylvania, and his specialty training at the University of Michigan in Ann Arbor. Dr. Deitz currently serves as Counselor to the American Academy of Ophthalmology. He served on the Board of Directors of the International Society of Refractive Keratoplasty from 1984 through 1987 and from 1989 through 1992.

PETER J. UTRATA, M.D., CLASS II DIRECTOR

Dr. Utrata has served as a director of the Company since December 1987. Dr. Utrata is an ophthalmic surgeon in Columbus, Ohio and has been the President of Eye Surgery Center of Ohio, Inc. since May 1984. He is associated with the Grant Eye and Ear Hospital, Columbus, Ohio. From 1974 to May 1984, he was a physician and partner with Eye Surgery Consultants. Dr. Utrata received his undergraduate and medical degrees from Ohio State University where he is currently a Clinical Associate Professor.


                       MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held four meetings during the 1997 fiscal year. No director attended less than 75% of the total number of meetings of the Board and the meetings of any committees on which they served. [[ACCURATE?]]

During fiscal 1997, Mr. Wolf and Drs. Deitz and Sanders served on the Audit Committee, and Mr. Pollet and Drs. Deitz, Utrata and Sanders served on the Compensation Committee, which also serves as the Stock Option Committee. The Audit Committee met one time in 1997 (as part of a Board meeting) and the Compensation (Stock Option) Committee met one time in 1997 (also as part of a Board meeting).


                           COMPENSATION OF DIRECTORS

Non-employee directors are ordinarily entitled to receive $1,000 for each Board meeting and $1,500 for each committee meeting attended. However, by mutual agreement of the Board of Directors, no cash fees will be payable to directors during the period the options described below vest.

The Company granted non-qualified stock options to purchase 60,000 shares of Common Stock to Dr. Sanders in May 1996 for the period of service beginning May 1996 and ending May 1999. In 1997, the Company granted non-qualified stock options to purchase 60,000 shares of Common Stock to each of Mr. Wolf, Mr. Pollet, Dr. Deitz and Dr. Utrata in consideration of, and as an inducement for, their prospective service on the Board of Directors for a period of three years. The exercise price for the options were $12.50 per share with respect to the options granted to Dr. Sanders, and $12.00 per share with respect to the options granted to Messrs. Wolf and Pollet and to Drs. Deitz and Utrata, all of which prices corresponded with the trading price of the Common Stock as of the respective dates of grant.

The aforesaid stock options to Messrs. Wolf and Pollet and to Drs. Deitz and Utrata vest in five years, commencing with the annual meeting of the Board of Directors in 1997, and vest an additional one-fifth and fully upon the directors' continued service through the first and fourth anniversary dates of the grant of the options, respectively. Each vested increment of such options expires five years from date of vesting, except that vested options expire, if earlier, one year after the date on which a director's service is terminated. Unvested options immediately terminate in the event of the termination of a director's service on the Board; provided, however, unvested options immediately vest upon the following events:
(i) if such termination is due to the failure or refusal of the Company, without cause, to nominate the director for re-election to the Board; (ii) the failure of the Company's stockholders to re-elect the director to the Board; (iii) the sale or disposition by the Company of substantially all of its business or assets; (iv) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company; (v) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company; or (vi) the dissolution or liquidation of the Company. Should a director exercise an option, the Company reserves the right, in its sole discretion, to allow the director to pay for the option shares by cash, stock, or the provision of a full recourse promissory note, bearing interest at a rate that precludes the imposition of interest under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and secured by such security as prescribed by the Stock Option Committee. The Company has no obligation to issue registered shares, although the Company intends (but without any obligation to do so) to file a registration statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act") with respect to said option shares.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 1997, Mr. Pollet and Drs. Deitz, Utrata and Sanders served on the Company's Compensation Committee (which is responsible for determining executive compensation) and its Stock Option Committee (which is responsible for determining grants of stock under the Company's various stock plans to the Company's employees and/or consultants). None of these directors is an executive officer or director of any other company of which any of the other aforementioned directors is an executive officer or director.


            BENEFICIAL OWNERSHIP OF DIRECTORS AND DIRECTOR NOMINEES

The following table sets forth, as of April 15, 1998, certain information with respect to each director as of such date and nominee for director of the Company, including the amount and nature of shares of Common Stock beneficially owned by each of them as of such date.

                                                                          AMOUNT AND NATURE OF
                                                       DIRECTOR          BENEFICIAL OWNERSHIP OF
NAME(1)                                  AGE            SINCE             COMMON STOCK (2)(3)         PERCENTAGE(2)(3)
-------------------------------------  ------        ------------      --------------------------   ------------------
John R. Wolf                              52             1989                    1,156,013 (4)            8.7%(4)
Michael R. Deitz, M.D.                    64             1990                      432,862 (5)            3.2%(5)
Andrew F. Pollet, Esq.                    47             1990                      843,678 (6)            6.4%(6)
Peter J. Utrata, M.D.                     54             1987                      337,500 (7)            2.5%(7)
Donald R. Sanders, Ph.D., M.D.            49             1996                       94,035 (8)               *(8)

______________________________
 *   Less than 1%.
(1) The business address of each person named is c/o STAAR Surgical Company, 1911 Walker Avenue, Monrovia, CA 91016.
(2) Based on 13,278,342 shares of Common Stock outstanding on the transfer records as of April 15, 1998.
(3) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.
(4) Includes 15,000 shares held by Iotech, Inc., a corporation owned and controlled by Mr. Wolf, and 875 shares held by Mr. Wolf as Trustee of the Iotech, Inc. Profit Sharing Plan. Also includes 172,500 shares issuable upon exercise of (i) 62,500 formula options and 50,000 incentive options granted under the 1991 Stock Option Plan; (ii) 60,000 non-qualified options granted as director incentive in connection with appointment to Board in 1994; and (iii) 40,000 non-qualified options granted as director incentive in connection with serving on the Board in 1997.
(5) Includes 221,750 shares issuable upon exercise of: (i) 25,000 formula options granted under the 1991 Stock Option Plan; (ii) 25,000 warrants granted with respect to appointment to the Board of Directors; (iii) 111,750 warrants issued in connection with a loan to the Company; (iv) 60,000 non-qualified options granted as director incentive in connection with appointment to Board in 1994; and (v) 40,000 non-qualified options granted as director incentive in connection with serving on the Board in 1997.
(6) Includes 11,750 shares held by Mr. Pollet as Trustee of the Pollet & Woodbury 401(k) Pension Plan. Also includes 135,000 shares issuable upon exercise of: (i) 50,000 formula options granted under the 1991 Stock Option Plan; (ii) 25,000 warrants granted with respect to appointment to the Board of Directors; (iii) 60,000 non-qualified options granted as director incentive in connection with appointment to Board in 1994; and
     (iv) 40,000 non-qualified options granted as director incentive in connection with serving on the Board in 1997.
(7) Includes 122,500 shares issuable upon exercise of: (i) 50,000 formula options granted under the 1991 Stock Option Plan; (ii) 12,500 warrants issued for director compensation; (iii) 60,000 non-qualified options granted as director incentive in connection with appointment to Board in 1994; and (iv) 40,000 non-qualified options granted as director incentive in connection with serving on the Board in 1997.
(8) Includes 60,000 shares issuable upon exercise of 60,000 non-qualified options granted as director incentive in connection with appointment to Board in 1996.

                       EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth certain information concerning the executive officers of the Company.

NAME                           AGE     POSITION
-----------------------------  ---     ------------------------------------------------------------------------------
John R. Wolf                   52      President, Chief Executive Officer and Chairman of the Board of Directors
William C. Huddleston          51      Vice President Finance, Chief Financial Officer, Treasurer and Secretary
Vladimir Feingold              48      Executive Vice President Research and Development
Michael J. Lloyd               49      Senior Vice President Manufacturing
Carl M. Manisco                48      Senior Vice President Sales and Marketing
Steven L. Ziemba               41      Vice President Regulatory Affairs

The executive officers of the Company are employed pursuant to employment agreements approved by the Board of Directors. See "Employment Agreements With Named Executive Officers," below.

                   BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

JOHN R. WOLF, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS

See "Business Experience of Class III Director Nominees," above.

WILLIAM C. HUDDLESTON, VICE PRESIDENT FINANCE, CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY

Mr. Huddleston has been Vice President Finance, Chief Financial Officer and Treasurer of the Company since March 1990, and Secretary since March 1994. From November 1988 to December 1989, Mr. Huddleston was

Chief Financial Officer of MRP Acquisition Corporation; from 1986 to November 1988, Mr. Huddleston was Controller of International Pharmaceutical Products, Inc.; and from 1982 to 1986, he was Vice President and Controller and a director of Paper Pak Products, Inc. Mr. Huddleston was Controller of the Green Bay mill of American Can Company from 1979 to 1982. Prior to 1979, Mr. Huddleston was employed in various management positions with International Paper Company. Mr. Huddleston is a Certified Management Accountant and received a Master of Business Administration degree from Northeast Louisiana University and a Bachelor of Science degree in Accounting from Mississippi State University.

VLADIMIR FEINGOLD, EXECUTIVE VICE PRESIDENT RESEARCH AND DEVELOPMENT

Mr. Feingold has been Executive Vice President Research and Development since September 1993. Prior to that, he was engaged by the Company as its Vice President Research and Development since September 1991, and prior to that as a consultant. Mr. Feingold has been, since its inception, Managing Director, Executive and Head of Research and Development of Bionica Pty. Ltd., an Australian corporation he founded in 1984, which is primarily involved in the development, manufacturing and distribution of infusion systems. From 1975 through 1984, Mr. Feingold was employed as a design engineer, chief mechanical engineer, manufacturing engineering executive, and a research executive with Telectronics Pty., Ltd. Mr. Feingold is a graduate of the University of Sydney, where he received a Bachelor of Science degree in Mathematics and a Bachelor of Engineering (Mechanical) degree (First Class Honors). Mr. Feingold also has Certificates from the N.S.W. Institute of Technology (Microprocessors and Data Acquisition), the Australian Institute of Management (Influence and Negotiation, Finance, and Management), and Sydney Hospital (Medical Technology).

MICHAEL J. LLOYD, SENIOR VICE PRESIDENT MANUFACTURING

Mr. Lloyd has been Senior Vice President Manufacturing since November 1993, and Vice President Manufacturing since November 1990. He was Director of Manufacturing from April 1990 to November 1990, Manufacturing Manager from September 1987 to April 1990, and Production Supervisor from September 1986 to September 1987. Prior to 1986, Mr. Lloyd was Materials Supervisor Of Sterile Products and Production Supervisor of the Assembly and Preparation Departments at Cilco, Inc. Mr. Lloyd received a Bachelor of Science degree in Business Administration from California State Polytechnic University, Pomona.

CARL M. MANISCO, SENIOR VICE PRESIDENT SALES AND MARKETING

Mr. Manisco has been Senior Vice President Sales and Marketing since 1992. Prior to that time, Mr. Manisco served as Vice President Sales from March 1990 and Director of Sales, Product Manager and Sales Manager since August 1983. From 1980 to 1983, Mr. Manisco served as sales representative and divisional sales trainer of Iolab Corporation. Mr. Manisco received a Business Administration degree in marketing from the University of Portland.

STEVEN L. ZIEMBA, VICE PRESIDENT REGULATORY AFFAIRS

Mr. Ziemba has been Vice President Regulatory Affairs since April 1990. From July 1986 to March 1988 he was Manager of Clinical and Regulatory Affairs at Ioptex and was Sales and Marketing Consultant to Ioptex from March 1988 to April 1990. Prior to 1986, Mr. Ziemba was Manager of Clinical Research of Allergan Surgical Inc., Senior Clinical Monitor and Regulatory Analyst at Allergan Medical Optics, Inc., Document Control Supervisor at CILCO, Inc., and Standards Analyst, Associated Quality Engineer and Physical Test Technician at American Pharmaseal Laboratories. Mr. Ziemba received a Masters of Science degree in Systems Management from the University of Southern California and a Bachelor of Arts degree in Biological Sciences from California State University.

      BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS AND EXECUTIVE OFFICERS

The following table sets forth, as of April 15, 1998, certain information with respect to the amount and nature of shares of Common Stock beneficially owned by: (i) each person (other than a person who is also a director and/or a director nominee) who is a beneficial owner of more than 5% of the Company's outstanding stock; (ii) each person (other than a person who is also a director and/or a director nominee) who is an executive officer named in the Summary Compensation Table below; and (iii) all executive officers and directors as a group. The term "executive officer" is defined as the President, Secretary, Treasurer, any vice-president in charge of a principal business function (such as sales, administration or finance), or any other person who performs similar policy making functions for the Company. Information concerning the amount and nature of beneficial ownership of executive officers who are also directors and/or director nominees are disclosed in the table under that section of this Proxy Statement captioned "Beneficial Ownership of Directors and Director Nominees."

                                                                          AMOUNT AND NATURE OF
                                                                         BENEFICIAL OWNERSHIP OF
            NAME(1)                            IDENTITY                    COMMON STOCK(2)(3)            PERCENTAGE(2)(3)
--------------------------------  -----------------------------------    -----------------------        -----------------
William C. Huddleston              Executive officer                                   235,184 (4)                1.8% (4)

Vladimir Feingold                  Executive officer                                   297,528 (5)                2.2% (5)

Carl M. Manisco                    Executive officer                                   175,943 (6)                1.3% (6)

Donald D. Ferguson                 Executive officer                                    75,000 (7)                 *   (7)

Michael J. Lloyd                   Executive officer                                   174,486 (8)                1.3% (8)

Steven L. Ziemba                   Executive officer                                   232,917 (9)                1.8% (9)

Nevis Capital Management, Inc.                                                         833,600                    6.4%

Robert Fleming Inc.                                                                    685,090                    5.2%

Directors (including nominees)
and executive officers as a
group (11 persons)                                                                   2,896,133 (10)              33.1% (10)

______________________________
 *   Less than 1%.
(1) The business address of each person named is c/o STAAR Surgical Company, 1911 Walker Avenue, Monrovia, CA 91016.
(2) Based on 13,278,342 shares of Common Stock outstanding on the transfer records as of April 15,1998.
(3) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.
(4) Includes 75,000 shares issuable upon exercise of: (i) 60,000 incentive stock options granted under the 1991 Stock Option Plan; and (ii) 10,000 options granted in connection with current employment agreement.
(5) Includes 91,500 shares issuable upon exercise of: (i) 77,500 incentive stock options granted under the 1991 Stock Option Plan; and (ii) 14,000 options granted in connection with current employment agreement. Also includes 70,000 shares held by Bionica Pty. Ltd., of which the executive officer is a 52% stockholder.
(6) Includes 118,943 shares issuable upon exercise of: (i) 12,500 formula options and 72,500 incentive stock options granted under the 1991 Stock Option Plan; (ii) 7,276 options granted under prior plans; (iii) 16,667 options granted in connection with a prior employment agreement; and (iv) 10,000 options granted in connection with current employment agreement.

(7) Includes 51,000 shares issuable upon exercise of: (i) 45,000 incentive stock options granted under the 1991 Stock Option Plan; and (ii) 6,000 options granted in connection with former employment agreement. Mr. Ferguson terminated his employment with the Company in February 1998.
(8) Includes 134,486 shares issuable upon exercise of: (i) 12,500 formula options and 60,000 incentive stock options granted under the 1991 Stock Option Plan; (ii) 51,986 options granted in connection with a prior employment agreement; and (iii) 10,000 options granted in connection with current employment agreement.
(9) Includes 145,883 shares issuable upon exercise of: (i) 12,500 formula options and 65,000 incentive stock options granted under the 1991 Stock Option Plan; (ii) 58,383 options granted in connection with a prior employment agreement; and (iii) 10,000 non-qualified options granted in connection with current employment agreement.
(10) Includes an aggregate of 1,308,562 shares issuable upon exercise of options and warrants held by directors (including nominees) and executive officers of the Company.

                              SUMMARY COMPENSATION

The following table shows the compensation paid over the past three fiscal years with respect to: (i) the Company's Chief Executive Officer as of the end of the 1997 fiscal year; (ii) the four other most highly compensated executive officers (in terms of salary and bonus) serving at the end of the 1997 fiscal year whose annual salary and bonus exceeded $100,000; and (iii) up to two additional individuals who would be in category (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year (the "Named Executive Officers"):

                                                                              LONG TERM COMPENSATION
                                                                       ------------------------------------
                                     ANNUAL COMPENSATION                      AWARDS             PAYOUTS
                                    ----------------------             -----------------  -----------------
                                                                           OPTIONS
                                                                           & STOCK
                                                                         APPRECIATION                           ALL OTHER
                                               SALARY        BONUS          RIGHTS            LTIP PAYOUTS     COMPENSATION
NAME AND PRINCIPAL POSITION          YEAR        ($)          ($)           (#)(1)                ($)              ($)
---------------------------          ---       ------        -----       ------------         ------------     ------------
John R. Wolf                        1997     200,000(2)       ---            ---                  ---               ---
Director, CEO and                   1996     200,000(2)       ---            ---                  ---               ---
President                           1995     200,000(2)       ---            ---                  ---               ---

William C. Huddleston               1997     137,635         60,000          ---                  ---               ---
Vice President Finance, Chief       1996     131,754         50,000         50,000                ---               ---
Financial Officer and Secretary     1995     128,690         42,000          ---                  ---               ---

Vladimir Feingold                   1997     250,000         62,500           ---                  ---               ---
Executive Vice President            1996     210,154         20,000         70,000                 ---            104,000(5)
Research & Development              1995     183,266         40,000           ---                  ---             33,600(5)

Carl M. Manisco                     1997     174,853(3)       ---             ---                  ---               ---
Senior Vice President               1996     179,148(3)       ---           50,000                 ---               ---
Sales and Marketing                 1995     173,464(3)       ---             ---                  ---               ---

Donald D. Ferguson                  1997     190,583(4)       ---             ---                  ---               ---
Vice President                      1996     168,740(4)       ---            30,000                ---               ---
International Sales                 1995     148,396(4)       ---             ---                  ---               ---

______________________________
(1)  No stock appreciation rights were granted in 1995 through 1997.
(2) Does not include commissions paid to Iotech, Inc., a corporation owned by Mr. Wolf, pursuant to the terms of the Company's sales representative agreement with Iotech, Inc. These amounts were $420,000, $412,000, and $322,000 in 1997, 1996 and 1995, respectively. See "Certain Relationships and Related Transactions -- Transactions With Management and Others" and "Report of the Compensation Committee of the Board of Directors on Executive Compensation -- CEO Compensation," herein.

(3) Includes sales commission income paid to executive pursuant to the terms of executive's employment agreement. These amounts were $73,892, $74,148, and $63,655 in 1997, 1996 and 1995, respectively.
(4) Includes sales commission income paid to executive pursuant to the terms of executive's employment agreement. These amounts were $70,583, $48,740, and $28,396 in 1997, 1996 and 1995, respectively. Does not include $12,020 paid or incurred in 1995 in connection with extraordinary housing allowance and relocation expenditures relating to Mr. Ferguson's relocation to Europe. Mr. Ferguson terminated his employment with the Company in February 1998.
(5) Represents payment of a finders fee in connection with Mr. Feingold's efforts in obtaining certain patents, with such fee paid in the form of forgiveness of indebtedness with respect to payment of principal and interest on a promissory note given to the Company by Mr. Feingold. See "Certain Relationships and Related Transactions -- Indebtedness of Management and Others to the Company" below.


                  OPTION & SAR GRANTS IN THE 1997 FISCAL YEAR

The following table provides certain information with respect to individual grants of stock options and/or stock appreciation rights in the 1997 fiscal year to each of the Named Executive Officers:

                                                                                              POTENTIAL REALIZABLE VALUE AT
                                                                                              ASSUMED ANNUAL RATES OF STOCK
                                                                                              PRICE APPRECIATION FOR OPTION
                                                  INDIVIDUAL GRANTS                                      TERM(1)
                         -----------------------------------------------------------------    -----------------------------
                                                % OF TOTAL
                                               OPTIONS/SARS       EXERCISE
                           OPTIONS/             GRANTED TO        PRICE PER
                          SARS GRANTED         EMPLOYEE IN          SHARE      EXPIRATION            5%             10%
NAME                       (#)(2)             FISCAL YEAR (3))        ($)          DATE              ($)             ($)
------------------------- -------------      -----------------    ----------   -----------       ----------       ---------
John R. Wolf                     60,000(4)           100%              12.00      5/22/2006         $63,000         $66,000
William C. Huddleston               ---              ---                 ---            ---             ---             ---
Vladimir Feingold                   ---              ---                 ---            ---             ---             ---
Carl M. Manisco                     ---              ---                 ---            ---             ---             ---
Donald D. Ferguson               30,000(4)           5.9%              12.50        9-20-06          18,850          37,500

__________________________
(1) The potential realizable dollar value of any given option is the difference between (i) the fair market value of the stock underlying such option as of the date of grant, adjusted to reflect hypothetical 5% and 10% annual growth rates {simple interest} from the date of grant of such option until the expiration date of such option, and (ii) the exercise price for such option. The 5% and 10% are hypothetical growth rates prescribed by the SEC for illustration purposes only and are not a forecast or prediction as to future stock prices. The actual amount that a Named Executive Officer may realize will depend on various factors on the date the option is exercised, so there is no assurance that the value realized by a Named Executive Officer will be at or near the value set forth above in the chart.
(2) No SARs were granted to the Named Executive Officers in the 1997 fiscal year.
(3) The numerator in calculating this percentage includes options granted to each Named Executive Officer in his capacity both as an officer (employee) and, if applicable, as a director. The denominator in calculating this percentage is 60,000, which represents options granted to all of the employees of the Company, including the Named Executive Officers, including, if applicable, grants of options attributable to their capacities as directors.
(4) Non-qualified stock options granted in connection with serving on the Board of Directors. See "Compensation of Directors" above for a discussion of the terms of these stock options.

              OPTION & SAR EXERCISES IN THE 1997 FISCAL YEAR AND
                    OPTIONS & SARS AT 1997 FISCAL YEAR END

The following table provides certain information with respect to the Named Executive Officers concerning: (i) options exercised in fiscal 1997; and (ii) the number and value of unexercised options as of the 1997 fiscal year end:

                                                                                         VALUE OF
                                                                  NUMBER OF             UNEXERCISED
                                                                 UNEXERCISED           IN-THE-MONEY
                                                                 OPTIONS/SARS         OPTIONS/SARS AT
                                SHARES ACQUIRED      VALUE      AT FY-END (#)(1)       FY-END($)(1)(3)
                                  ON EXERCISE      REALIZED      EXERCISABLE/          EXERCISABLE/
NAME                                (#)(1)         ($)(2)       UNEXERCISABLE          UNEXERCISABLE
----------------------------    ---------------    --------     -----------------     -----------------
John R. Wolf                          ---            ---       215,500 / 20,000    $ 2,207,186 / $92,502
William C. Huddleston                 ---            ---        85,000 / 30,000    $  826,250 / $123,750
Vladimir Feingold                     ---            ---       105,500 / 42,000    $  993,625 / $173,250
Carl M. Manisco                       ---            ---       128,943 / 30,000    $1,451,313 / $123,750
Donald D. Ferguson (4)              21,000        $239,125      36,000 / 18,000    $   334,500 / $74,250

__________________________
(1) No SARs were exercised by any Named Executive Officer in 1997, nor did any Named Executive Officer hold any unexercised SARs at the end of the 1997 fiscal year.
(2) The dollar amount shown represents the difference between the fair market value of the Common Stock underlying the options as of the date of exercise and the option exercise price.
(3) The dollar value provided represents the cumulative difference in the fair market value of the Common Stock underlying all in-the-money options as of the last day of the 1997 fiscal year and the exercise prices for such options. Options are "in-the-money" if the fair market value of the underlying Common Stock as of the last day of the 1997 fiscal year exceeds the exercise price of such options. The fair market value of the Common Stock for purposes of this calculation is $16.625, based upon the closing price for the Company's stock as quoted on the Nasdaq National Market on January 2, 1998, the last day of the Company's 1997 fiscal year.
(4)  Mr. Ferguson terminated his employment with the Company in February 1998.

              EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

The Company entered into a five year employment agreement with Mr. John R. Wolf in July 1990 in his capacity as President of the Company. The Company and Mr. Wolf agreed in December 1994 to extend the term of this agreement for an additional seven years commencing January 1, 1995. Thereafter, this agreement will be renewed for additional one-year terms unless either party gives notification of termination. Mr. Wolf's employment agreement initially provided for an annual base salary of $160,000, which has since been increased to $200,000. The employment agreement also obligates the Company to provide certain health and life insurance and similar benefits to Mr. Wolf. The Company also pays sales commissions to Mr. Wolf's wholly owned corporation, Iotech, Inc., pursuant to a Sales Representative Agreement with the Company. See "Certain Relationships and Related Transactions -- Transactions With Management and Others" and "Report of the Compensation Committee of the Board of Directors on Executive Compensation -- CEO Compensation," herein.

In March 1994 the Company entered into employment agreements with Mr. William C. Huddleston, as Vice President Finance and Chief Financial Officer and Mr. Carl
M. Manisco, as Senior Vice President Sales and Marketing. The employment agreements initially provided for three-year terms; however, in September 1996, the

Company and each of these executives agreed to extend the term of their respective employment agreement through December 31, 2001.

In September 1996, the Company also entered into a five year employment agreement with Mr. Vladimir Feingold as Executive Vice President Research and Development. The term of this employment agreement is five years, commencing January 1, 1997, and terminating December 31, 2001. The employment agreement further provides that it shall renew upon the expiration of the pending term on a month-to-month basis, terminable upon 30 days prior notice, pending negotiations for a new agreement. Mr. Feingold's employment agreement also designates him as President of the Company's wholly owned subsidiary, STAAR Surgical AG.

Each of the executives is required to devote his entire productive time to the performance of his executive obligations. The employment agreements may be terminated by the Company for cause or due to the disability of the executive. The employment agreements may be terminated by the executive for cause, upon 180 days prior notice without cause, or in the event of, among other things, the demotion of the executive, or any of the following events (unless the executive votes in favor of such event as a director or stockholder): (i) the sale or disposition by the Company of substantially all of its business or assets; (ii) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company; (iii) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest; or (iv) the dissolution or liquidation of the Company.

The current annual base compensation of Messrs. Huddleston, Feingold and Manisco under their employment agreements is $137,635, $250,000 and $105,000 respectively.

As additional compensation: (i) Mr. Manisco is entitled under his employment agreement to commissions equal to one-quarter of one percent of domestic sales; and (ii) Mr. Feingold is entitled to an automobile allowance of $750 per month. Each of the executives is also provided with medical and dental insurance, disability insurance equal to 60% of their base salary, and life insurance in the amount of $500,000.

Annual base compensation for each of Messrs. Wolf, Huddleston, Feingold and Manisco under their respective employment agreements may be increased on an annual basis at the discretion of the Board of Directors.

Each of Messrs. Huddleston's, Feingold's and Manisco's respective employment agreements provide that the Company shall pay such executive severance pay in an amount equal to two years' base salary in the event any of the following events occur and the Company or the executive terminates his employment as a result of such event: (i) the sale or disposition by the Company of substantially all of its business or assets; (ii) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest (defined as 50% or more of the Common Stock) in the Company; or (iii) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company.

As part of their initial employment agreements, the Company agreed to grant incentive stock options under the 1991 Stock Option Plan to Messrs. Feingold and Manisco to purchase 90,000 and 35,000 shares of the Common Stock, respectively, at $4.75 per share (the then trading price of the Common Stock), and agreed to grant non-qualified options to Mr. Huddleston to purchase 40,000 shares of Common Stock at $4.75 per share.

These stock options are fully vested and expire ten years following the grant date, except that vested options expire earlier in the following circumstances:
(i) immediately upon the date of termination in the event of the termination of an optionee's employment by the Company for cause; (ii) three months following the date of termination if such termination is without cause by the Company; and
(iii) one year after date of death of the optionee. Unvested options immediately terminate in the event of the termination of an optionee's employment, with the exception of the following events, in which case the options immediately vest: (i) the termination of the optionee's employment if such termination is made by the Company and is without cause; (ii) the termination of the optionee's employment if such termination is made by the optionee and is for cause; (iii) the future sale or disposition by the Company of substantially all of its business or assets; (iv) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company;
(v) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company; or (vi) the dissolution or liquidation of the Company. Should an executive exercise an option, the Company reserves the right, in its sole discretion, to allow the executive to pay for the option shares by cash, stock, or the provision of a full recourse promissory note, bearing interest at a rate that precludes the imposition of interest under the Internal Revenue Code, and secured by such security as prescribed by the Stock Option Committee.

In September 1996, in connection with the extension of Messrs. Huddleston's and Manisco's employment agreements, and the entering into of a new employment agreement with Mr. Feingold, the Company agreed to grant non-qualified stock options to Messrs. Huddleston, Manisco and Feingold to purchase 50,000, 50,000 and 70,000 shares of the Common Stock, respectively, at $12.50 per share (the then trading price of the Common Stock).

The stock options for each of the above employees vest in cumulative 20% annual increments upon the executive's continued employment by the Company and/or its affiliates, with such vesting commencing September 20, 1996, and ending September 20, 2000. The stock options expire September 20, 2006, if unexercised, except that vested options expire earlier in the following circumstances: (i) immediately upon the date of termination in the event of the termination of an optionee's employment by the Company for cause; (ii) three months following the date of termination if such termination is without cause by the Company; and (iii) one year after date of death of the optionee. Unvested options immediately terminate in the event of the termination of an optionee's employment, with the exception of the following events, in which case the options immediately vest: (i) the termination of the optionee's employment if such termination is made by the Company and is without cause; (ii) the termination of the optionee's employment if such termination is made by the optionee and is for cause; (iii) the future sale or disposition by the Company of substantially all of its business or assets; (iv) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company; (v) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company; or (vi) the dissolution or liquidation of the Company. Should an executive exercise an option, the Company reserves the right, in its sole discretion, to allow the executive to pay for the option shares by cash, stock, or the provision of a full recourse promissory note, bearing interest at a rate that precludes the imposition of interest under the Internal Revenue Code, and secured by such security as prescribed by the Stock Option Committee.

Mr. Feingold's employment agreement also addresses forgiveness of a loan in the amount of $192,000 which the Company extended to Mr. Feingold in March 1994. The terms of this loan are more particularly described in "Certain Relationships and Related Transactions -- Indebtedness of Management and Others to the Company" below. Among other things, the employment agreement provides that Mr. Feingold will be obligated to maintain collateral equal to at least 110% of the outstanding balance of this loan. The employment agreement also provides that the Company shall forgive the outstanding balance of this loan in the event of:
(i) the future sale or disposition by the Company of substantially all of its business or assets; (ii) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company; or (iii) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company. Similar forgiveness will be granted with respect to the outstanding balance of any other loans extended by the Company to Mr. Feingold in connection with his exercise of incentive stock options granted under the employment agreement, provided that such options were exercised at least ninety days prior to entering into negotiations for any transaction triggering loan forgiveness.

Messrs. Huddleston, Feingold and Manisco have each covenanted, pursuant to the terms of their employment agreements, that they shall not, for a period of one year following the termination of their employment or services, compete with the Company within certain specified geographic areas, or solicit the Company's employees or customers. In addition, these executives have covenanted to return all proprietary information to the Company following the termination of their respective employment agreements, and to not disclose any confidential information of the Company.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The following is the report from the Compensation Committee of the Board of Directors, comprised of the Company's four independent directors. The Compensation Committee also serves as the Stock Option Committee under the Company's various stock plans. This report discusses the compensation policies for executive officers in general and the Committee's rationale for compensation paid to the Chief Executive Officer in particular.


                      REPORT OF THE COMPENSATION COMMITTEE

GENERAL.  The Company's executive compensation program is designed to align
-------
stockholder's interests with business strategy, company values and management initiatives. It is based upon the following four objectives: (i) to link the interests of management with those of stockholders by encouraging stock ownership in the Company; (ii) to attract and retain superior executives by providing them with the opportunity to earn total compensation packages that are competitive with the industry; (iii) to reward individual results by recognizing performance through salary, annual cash incentives and long-term stock based incentives; and (iv) to manage compensation based on the level of skill, knowledge, effort and responsibility needed to perform the job successfully. Executive officers' compensation includes base salary, bonuses based on annual performance, and long-term stock ownership plans. In general, the Company's practice in determining compensation is for management to make a recommendation to the Compensation Committee, which, in turn, will evaluate such recommendation and make its own recommendation to the Board for its determination. The Compensation Committee, however, makes the final determination with respect to grants under the Company's various stock plans.

BASE COMPENSATION.  The present base compensation of the Company's executive
-----------------
officers is based upon the amounts set forth in their respective employment agreements which range, in term, from three to seven years. The initial amount of base salary paid to executive officers under their employment agreements was the amount, as determined by the Committee at such time, to be necessary to attract and retain executives with the requisite superior abilities to perform their executive functions. Certain executive officers also receive commissions based upon sales. The Committee believes that the amount of base salary paid to its executive officers is consistent with that generally paid in the industry.

Pursuant to the terms of their employment agreements, base salary for the Company's executives is reviewed on an annual basis by the Compensation Committee. The Compensation Committee's philosophy toward increasing base salary is to offer moderate increases from present levels, thereby maintaining base salaries on a basis consistent with what the Compensation Committee believes is paid in the industry.

ANNUAL CASH BONUSES.  The Compensation Committee, in its sole discretion,
-------------------
approves the payment of bonuses from time to time to the Company's employees, including its executive officers, as a medium-term incentive to influence employees to be productive over the course of each fiscal year. The determination of which executive officers should receive a bonus, and what the amount of the bonus should be, is based upon a subjective analysis of the executive's level of responsibility, performance of duties, and contribution toward the success of the Company, and also takes into consideration other types and amounts of performance based compensation paid to them, such as commissions. In 1997, the Compensation Committee awarded bonuses of $60,000 and $62,500 to Messrs. Huddleston and Feingold, respectively.

LONG-TERM STOCK OWNERSHIP PLANS.  The Company has two active stock plans in
-------------------------------
place which it generally uses to grant stock or options to purchase stock to its employees as long-term incentives, namely, its 1991 Stock Option Plan and its 1996 Executive Stock Plan (there are also certain prior stock option plans in place; however, the Company is not actively granting stock or options under these plans). The 1991 Stock Option Plan affords the Company with the ability to make stock grants and to grant incentive stock options, non-qualified stock options, accelerated stock options, and tandem stock options to, among others, the Company's officers and employees. The 1996 Executive Stock Plan affords the Company with the ability to make stock grants and to grant non-qualified stock options to the Company's officers and employees.

The Compensation Committee's objective is to grant stock or options to purchase stock under its various stock plans subject to vesting conditions based on continued employment. These vesting requirements are intended to create a more productive workforce by: (i) acting as an inducement for long-term employment with the Company, thereby lending stability to the Company's employee base; and
(ii) encouraging more long-term productivity by the Company's employees as they see their efforts translate into greater share value.

Most of the available shares under the 1991 Stock Option Plan have been issued or reserved for issuance, hence the proposal to adopt the 1998 STAAR Surgical Company Stock Plan in this Proxy Statement. The Compensation Committee is awarding stock and options under the 1991 Stock Option Plan as shares become available, based upon the lapse or forfeiture of previously issued options.

CEO COMPENSATION.  Mr. Wolf's base salary, which was last increased in August
----------------
1991, is by its terms subject to annual review by the Board of Directors, which review is conducted in accordance with the philosophy for the determination of executive officer compensation described above in that section of this report captioned "Base Compensation." As part of its review, the Compensation Committee takes into consideration other forms of performance-based compensation or consideration directly or indirectly received by Mr. Wolf, including the 1% override sales commission payable to Mr. Wolf's wholly owned corporation, Iotech, Inc., pursuant to the Sales Representative Agreement between Iotech, Inc. and the Company dating back to Mr. Wolf's original association with the Company, and has not, due to its consideration of such other payments, recently increased Mr. Wolf's base compensation in his capacity as an executive officer. See "Certain Relationships and Related Transactions -- Transactions With Management and Others," herein.

POLICY UNDER (S)162(m) OF THE INTERNAL REVENUE CODE.  The Compensation Committee
---------------------------------------------------
has not formulated a policy in qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, and does not foresee the necessity of doing so in the near future. Should limitations on the deductibility of compensation become a material issue, the Compensation Committee will, at such time, determine whether such a policy should be implemented, either in general or with respect to specific transactions.

                                     THE COMPENSATION COMMITTEE

                       Michael R. Deitz, M.D.    Donald R. Sanders, Ph.D., M.D.

                       Andrew F. Pollet, Esq.    Peter J. Utrata, M.D

                            STOCK PERFORMANCE GRAPH

Set forth below is a line graph, assuming an initial investment of $100 on December 31, 1992, comparing the yearly percentage change in the cumulative total stockholder return for the last five fiscal years of the Common Stock relative to the cumulative total stockholder return for the same time period of:
(i) United States and foreign companies listed on the Nasdaq Stock Market (the "Nasdaq Index"); and (ii) United States and foreign companies listed on the Nasdaq Stock Market (the "Peer Index") which operate in the surgical, medical and dental instrument and supply industries (based upon Standard Industrial Classification {"SIC"} codes in the range of 3840 through 3849; the Company's SIC code is 3845). The Nasdaq Index and the Peer Index were prepared by the Center for Research in Security Prices of the University of Chicago's Graduate School of Business.



                                     LEGEND
                                     ------

SYMBOL                         INDEX               12/31/92      12/31/93      12/31/94      12/30/95      12/29/96      12/31/97
------                         -----              ---------      --------      --------      --------      --------      --------
_______________                Company            $   100.0         107.9         189.5         226.3         284.2         350.0
___ ... ___ ... ___            Nasdaq             $   100.0         115.8         112.3         157.7         191.6         237.9
- - - - - - - - - -            Peer               $   100.0          80.8          86.0         130.4         121.1         140.4

--------------------------------------------------------------------------------
The lines represent monthly index levels derived from compounded daily returns that include all dividends. The indexes are reweighted daily, using market capitalization on the previous trading day. If the monthly interval, based on a fiscal year end, is not a trading day, the preceding trading day is used. The index level for all series was set to $100 on December 31, 1992. The historical stock performance depicted on the graph is not necessarily indicative of future performance. The Company will not make or endorse any predictions as to future stock performance or dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Mr. John R. Wolf, the President, Chief Executive Officer and Chairman of the Board of the Company, owns and is President of Iotech, Inc. ("Iotech"), which is paid an override sales commission of up to one percent (1%) with respect to sales of the Company's products pursuant to the terms of a Sales Representative Agreement with Iotech which was entered into in 1983 when Mr. Wolf originally became associated with the Company. This agreement was entered into when the Company determined that it was essential to engage Iotech's services to build a customer base for intraocular lenses based primarily upon Mr. Wolf's experience in marketing and distributing intraocular lenses. In December 1994, the Company and Iotech agreed to extend the term of this agreement for an additional seven years, commencing January 1, 1995. Commissions are payable on a quarterly basis, and are determined by a percentage of the Company's gross sales. In 1997, the Company paid Iotech $420,000 in commissions.

In February 1994, the Company entered into a consulting agreement with Dr. Michael R. Deitz, a director of the Company, with respect to his services in evaluating new products. This agreement, which has a three-year term, provides for the payment of $7,000 per month to Dr. Deitz. Compensation under this agreement is separate from compensation payable to Dr. Deitz for services rendered as a director of the Company. Since then, the Company has been paying Dr. Deitz cash in the amount of $8,500 per month for consulting services rendered. Compensation under this agreement is separate from compensation payable to Dr. Deitz for serving as a director of the Company.

Mr. Andrew F. Pollet, a director of the Company, is the managing officer and principal stockholder of Pollet & Woodbury, a Law Corporation. During 1997, the Company paid Pollet & Woodbury approximately $280,000 in legal fees, costs and expense reimbursements. It is anticipated that Pollet & Woodbury will continue to render legal services to the Company.

In April 1992, the Company entered into a consulting agreement with Dr. Donald
R. Sanders, a director of the Company, with respect to the provision of clinical consulting services in connection with new product development, preparing scientific data relating to the Company's products, providing product education services to other physicians and participating in Company sponsored courses and seminars. This agreement, which has a five-year term commencing June 1, 1992, provides for the payment of $25,000, $30,000, $35,000, $40,000 and $40,000 per
month for the first through fifth years of the agreement. The agreement also provides for the payment to Dr. Sanders, at the beginning of each year of the agreement, of 7,500 registered shares of Common Stock. In March 1997, in satisfaction of the Company's obligation to issue 7,500 shares of Common Stock to Dr. Sanders for 1996 under his consulting agreement, the Company paid Dr. Sanders $94,688, which was equivalent to the then-trading price of the Common Stock. Dr. Sanders' Consulting Agreement with the Company expired on June 1, 1997. Since then, the Company has been paying Dr. Sanders cash in the amount of $40,000 per month for consulting services rendered. Compensation under this arrangement is separate from compensation payable to Dr. Sanders for serving as a director of the Company.

INDEBTEDNESS OF MANAGEMENT AND OTHERS TO THE COMPANY

As of January 2, 1998, Mr. John R. Wolf, the President, Chief Executive Officer and Chairman of the Board of the Company, was indebted to the Company in the amount of $1,594,717, which represented the highest balance (including accrued interest) of Mr. Wolf's indebtedness to the Company for the 1997 fiscal year. This indebtedness arose from a promissory note given by Mr. Wolf to the Company in February 1991, in connection with Mr. Wolf's exercise of options and warrants to purchase 640,565 shares of Common Stock for the sum of $1,431,020. This note, in the original principal amount of $1,431,020, and originally bearing interest at the approximate rate of 7%, was originally payable on February 28, 1994. In October 1993, the Board authorized the extension of the payment date to April 1997, and reduced this interest rate to approximately 4%, the lowest rate then allowed by the Internal Revenue Service. In April 1997, the Board authorized a further extension of the payment date to April 2000. This note is secured by shares of Common Stock held as collateral by a third party pledgeholder.

As of January 2, 1998, Mr. William C. Huddleston, Vice President Finance and Chief Financial Officer of the Company, was indebted to the Company in the amount of $259,438, which represented the highest balance (including accrued interest) of Mr. Huddleston's indebtedness to the Company for the 1997 fiscal year. This indebtedness arose from promissory notes given by Mr. Huddleston to the Company in connection with Mr. Huddleston's exercise of: (i) options and warrants to purchase 99,644 shares of Common Stock in February 1991; (ii) warrants to purchase 16,667 shares of Common Stock in July 1992; and (iii) warrants to purchase 12,500 shares of Common Stock in March 1993. These promissory notes, in the original principal amounts of $119,185, $80,000 and $28,000, respectively, originally bore interest at the approximate rates of 7%, 9% and 4%, respectively, and were originally payable on February 28, 1994, March 29, 1995, and February 28, 1994, respectively. Each note is secured by shares of Common Stock held as collateral by a third party pledgeholder. In October 1993, the Board authorized the extension of the payment date for each of these promissory notes to April 1997, and reduced the interest rate to approximately 4%, the lowest rate then allowed by the Internal Revenue Service. In April 1997, the Board authorized a further extension of the payment dates to April 2000.

As of January 2, 1998, Mr. Vladimir Feingold, the Executive Vice President Research and Development of the Company, was indebted to the Company in the amount of $235,200, which represented the highest balance (including accrued interest) of Mr. Feingold's indebtedness to the Company for the 1997 fiscal year. Mr. Feingold's indebtedness as of January 2, 1998, arose from a promissory note for a personal loan extended to Mr. Feingold in March 1994 in the amount of $192,000. This note bears interest at the rate of 6%, and was originally payable on April 1, 1997. In April 1997, the Board authorized an extension of the payment date under this promissory note to April 2000. This note is secured by deeds of trust on two properties, both of which are in second position, and by shares of Common Stock held as collateral by a third party pledgeholder. Mr. Feingold is obligated to maintain collateral with respect to each loan equal to at least 110% of the outstanding balance of such loan. Mr. Feingold's employment agreement also provides that the Company shall forgive the outstanding balance of this note upon the occurrence of any of the following transactions: (i) the future sale or disposition by the Company of substantially all of its business or assets; (ii) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company; or (iii) the merger or consolidation of the Company with another corporation in connection with the sale or transfer of a controlling interest in the Company.

As of January 2, 1998, Mr. Andrew F. Pollet, a director of the Company, was indebted to the Company in the amount of $899,087, which represented the highest balance (including accrued interest) of Mr. Pollet's indebtedness to the Company for the 1997 fiscal year. This indebtedness arose from a promissory note given by Mr. Pollet to the Company on May 26, 1992, in connection with Mr. Pollet's exercise of warrants to purchase 244,445 shares of Common Stock for the sum of $733,335. This note, originally bearing interest at the approximate rate of 5%, was originally payable on May 31, 1995. In October 1993, the Board authorized the extension of the payment date to April 1997, and reduced the interest rate to approximately 4%, the lowest rate then allowed by the Internal Revenue Service. In April 1997, the Board authorized the further extension of the payment date to April 2000. This note is secured by a deed of trust on real property.

              COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT

Section 16(a) of the Securities Act requires the Company's respective directors, executive officers and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership of the Common Stock with the SEC and Nasdaq. Directors, executive officers and persons who own more than 10% of the Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during its 1997 fiscal year the Company's respective directors, executive officers and persons who own more than 10% of the Common Stock complied with all Section 16(a) filing requirements.

                             OVERVIEW OF PROPOSALS

This Proxy Statement contains two proposals requiring stockholder action. Proposal No. 1 relates to the election of two directors to fill the two three-year Class III director positions which expire at the 1998 Annual Meeting of Stockholders. Proposal No. 2 requests stockholder approval of the 1998 STAAR Surgical Company Stock Plan. Each of these proposals is discussed in more detail in the pages that follow.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Two Class III directors are to be elected as directors on the Company's Board of Directors at the Annual Meeting, and to hold office for a three-year term until the Annual Meeting of Stockholders to be held in the year 2001, and until their respective successors are elected and qualified. The Board of Directors has nominated Messrs. John R. Wolf and Andrew F. Pollet, the two presently serving Class III Directors, for re-election as the two Class III directors. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for Messrs. John R. Wolf and Andrew F. Pollet. If either such nominee should be unable or unwilling to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute nominee designated by management. The Board of Directors has no reason to believe that any substitute nominee will be required.

The two nominees receiving the highest number of votes will be elected as the two Class III directors. The proxies cannot be voted for more than two nominees. Stockholders wishing to nominate a Class III director for election at the Annual Meeting may do so by delivering to the Secretary of the Company, no later than fourteen (14) days before the Annual Meeting, a notice setting forth:
(i) the name, age, business address and, if known, residence address of the nominee proposed in such notice; (ii) the principal occupation or employment of such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by such nominee. No person may be elected as a Class III director unless he or she has been nominated by a stockholder in the manner just described or by the Board of Directors.

No proxies are sought with respect to the election of the presently serving Class I director (Dr. Donald R. Sanders) or Class II directors (Drs. Michael R. Deitz and Peter J. Utrata), as the three-year terms of these classes of directors do not expire until the Annual Meetings of Stockholders to be held in 1999 and 2000, respectively.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MR. WOLF AND MR. POLLET AS THE TWO CLASS III DIRECTORS FOR THE COMPANY. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                                 PROPOSAL NO. 2

               APPROVAL OF 1998 STAAR SURGICAL COMPANY STOCK PLAN

The stockholders are being asked to approve the 1998 STAAR Surgical Company Stock Plan (the "Plan"), which was approved by the Board of Directors on April 17, 1998. The purpose of the Plan is to provide the Company with a vehicle to attract, compensate and motivate selected Eligible Persons (as such persons are defined below), and to appropriately compensate them for their efforts, by creating a broad-based stock plan which will enable the Company, in its sole discretion and from time to time, to offer to or provide such Eligible Persons with incentives or inducements in the form of Awards (as such term is defined below), thereby affording such persons with an opportunity to share in potential capital appreciation in the common stock, par value $0.001, of the Company ("Common Stock"). If approved, a total of one million shares of Common Stock ("Plan Shares") will be available for issuance under the Plan. The Plan is intended as a successor to the Company's 1991 Stock Option Plan, the last broad-based plan approved by the stockholders of the Company. Most of the available shares under the 1991 Stock Option Plan have been issued or reserved for issuance, therefor necessitating the proposal to adopt the Plan in this Proxy Statement.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the approval of the Plan. The Plan must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting, assuming that a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

THE FOLLOWING DESCRIPTION OF THE PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PLAN, AS WELL AS THE TERMS AND CONDITIONS OF ANY AWARD AGREEMENT GOVERNING THE GRANT OF AN AWARD UNDER THE PLAN. A COPY OF THE FULL TEXT OF THE PLAN IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT.

WHO MAY RECEIVE GRANTS OF AWARDS UNDER THE PLAN

Any Eligible Person may be granted an Award under the Plan. The term "Eligible Person" means any person who, at the applicable time of the grant or award of an Award under the Plan, is an employee, a director and/or a consultant or advisor to the Company, or of any parent or subsidiary of the Company. The term "Awards" refers to the following types of grants under the Plan: (i) an outright grant of shares of Common Stock ("Grant Shares"); (ii) the grant of options ("Options") to purchase shares of Common Stock ("Option Shares"); and
(iii) the grant of cash participation rights based upon potential capital appreciation in the Common Stock ("Stock Appreciation Rights" or "SARs").

Grant Shares may be either fully vested, or subject to vesting or other forfeiture conditions (in which latter event such Grant Shares are referred to, until such time as such conditions lapse, as "Forfeitable Grant Shares"). Options granted may be either (i) "Incentive Options," which qualify under
Section 422 of the Internal Revenue Code of 1986 (the "Code") for preferable income tax treatment, and are specifically granted as Incentive Options under the Plan; or (ii) options not so eligible for such preferable income tax treatment ("Non-Qualified Options"). Should a Recipient exercise an Option through the tender of shares of Common Stock, certain Non-Qualified Options known as "Replacement Options" may be granted entitling the Recipient to purchase a number of Plan Shares equal to the number of shares of Common Stock tendered in payment.

Incentive Options may only be granted to persons who are employees or who provide bona fide consulting services to the Company or such Affiliate. No Award may be granted to a consultant in connection with the provision of any services incident to the raising of capital for the Company. An Eligible Person ordinarily will be a natural person, such as in the case of employees, officers or directors; however, an Eligible Person may also be an entity or fiduciary in certain cases, such as a consultant or advisor which is a corporation, partnership or limited liability company. Each Eligible Person who, at a particular time, receives the grant of an Award under the Plan, is referred to as a "Recipient."

As of March 24, 1998, the Company had a total of 274 employees, officers and directors, all of whom are eligible to receive grants of Awards under the Plan.

COMMON STOCK AVAILABLE FOR ISSUANCE UNDER PLAN; ADJUSTMENTS

A total of one million shares of Common Stock are authorized for issuance under the Plan. Any shares of Common Stock which are reserved for issuance pursuant to the terms of a pending Award, but are not issued because the terms and conditions of the Award are not satisfied, or any shares of Common Stock which are used by Recipients to pay all or part of the purchase price for an Award, may again be used for Awards under the Plan. In the event of any change in the Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Plan Administrator will, in its sole discretion, make appropriate adjustments to the number of shares of Common Stock that may be issued under the Plan or in connection with any Award.

ADMINISTRATION OF PLAN

The Plan is administered exclusively by the Plan Administrator, which is defined under the Plan as the Board of Directors of the Company or, to the extent authorized pursuant to the Plan, a committee of two (2) or more members of the Board or certain designated Director-Officers. The Board has designated the Compensation Committee of the Board as the Plan Administrator. Subject to the terms and conditions of the Plan, the Plan Administrator is empowered to determine which persons are Eligible Persons; which Eligible Persons will be recipients of Awards; the type of the Award; the time or times at which such Awards shall be granted; the number of shares of Common Stock subject to each Award; the time and manner in which each Award which is an Option may be exercised, including the exercise price and option period; whether an Option or Grant Shares are subject to vesting conditions; and all other terms and conditions of Awards. The Plan Administrator has sole discretion to interpret and administer the Plan, and its decisions regarding the Plan are final

AMENDMENT AND TERMINATION OF PLAN; MODIFICATION OF AWARDS

The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Board of Directors. Neither the Board of Directors nor the Plan Administrator may materially impair any outstanding Awards without the express consent of the Recipient. The Plan Administrator may also modify the terms of outstanding Options or the vesting conditions placed upon Forfeitable Grant Shares set forth in the Award Agreement. However, such modifications may not impair the Recipient's rights under the Award Agreement without the express consent of the Recipient.

DESCRIPTION OF AWARDS

As stated above, the Plan Administrator is authorized, in general, to grant or award to Eligible Persons either: (i) an outright grant of Grant Shares; (ii) the grant of an Option to purchase Option Shares; or (iii) the grant of a Stock Appreciation Right. Awards under the Plan will be evidenced by certificates or agreements evidencing or confirming the grant of the Award in the form prescribed from time-to-time by the Plan Administrator ("Award Agreements"), namely, (i) a "Stock Award Agreement" in the case of the grant of Grant Shares;
(ii) a "Stock Option Certificate" in the case of the grant of an Option, and
(iii) an "SAR Agreement" in the case of the grant of Stock Appreciation Rights. Each Award Agreement will contain more specific terms and conditions pertaining to the grant of Awards to the Recipient as the Plan Administrator, in its sole discretion, may determine to be appropriate. The Company reserves the right, in its sole discretion, to evidence or confirm the grant of an Award in a written employment or consulting agreement in lieu of the form of any of the foregoing Award Agreements.

GRANT SHARES

Grant Shares may be awarded in the following different circumstances:

1. As a "bonus" or "reward" for services previously rendered and otherwise compensated. This type of Award is comparable to a gift since the Company has no legal obligation to grant the Grant Shares, and would do so only in its discretion to recognize extraordinary services.

2. As "compensation" for the previous performance or future performance of services or attainment of goals. This type of Award would commonly occur in a situation in which the Recipient enters into an agreement with the Company to be paid Grant Shares (in lieu of cash) for the provision of past or future services.

3. In "consideration" for the payment of a purchase price for the Grant Shares. This alternative would ordinarily apply where the Recipient desires to purchase the Common Stock (usually Forfeitable Grant Shares at a discounted value as discussed below), and the Company is willing to sell the Common Stock to the Recipient.

Where payment is required to purchase the Grant Shares, the purchase price shall be such price (including at a premium or discount to the current fair market value of the Common Stock) as determined by the Plan Administrator in its sole discretion.

FORFEITABLE GRANT SHARES

Once Grant Shares are issued, the Plan Administrator reserves the right to subject or condition the issuance of such shares to the satisfaction of certain vesting conditions based on services to be provided by the Recipient after the shares have been issued or the attainment of specific goals by the Recipient after the shares have been issued. These vesting conditions must be expressly set forth in the Award Agreement at the date of grant of the underlying Award. In the event the Recipient does not satisfy the vesting conditions, the Company may require the Recipient to forfeit any unvested Grant Shares. The Plan uses the term "Forfeitable Grant Shares" to refer to Grant Shares which are subject to such vesting conditions. There generally are no limitations on vesting conditions the Plan Administrator may impose on Forfeitable Grant Shares.

In addition, whenever there is a forfeiture of Forfeitable Grant Shares, the Company must pay the Recipient, within ninety (90) days of the forfeiture, an amount equal to the higher of: (i) the Recipient's "original cost" to purchase
                    ------
or acquire the forfeited Grant Shares; or (ii) the "book value" of such forfeited Grant Shares as determined by the Company's independent certified public accountant. Any payment for the forfeited Grant Shares shall be either in cash or, if applicable, by cancellation of any debt originally incurred by the Recipient in order to purchase the forfeited Grant Shares from the Company.

If the Plan Authority attaches vesting conditions to Forfeitable Grant Shares which are based upon continued performance of services to the Company, then the following special rules apply (unless otherwise expressly provided in the underlying Award Agreement) in the event of Termination Of Recipient:

1.      Unvested Forfeitable Grant Shares shall immediately vest (i.e., become
        --------                                ----------------
        non-forfeitable) in the event such termination: (A) is made by the Recipient and constitutes Termination By Recipient For Good Reason (as such term is defined in the Plan); or (B) such termination is made by the Company but does not constitute Termination By Company For Cause (as such term is defined in the Plan). In these situations, the Recipient will be deemed fully vested with respect to these previously unvested Forfeitable Grant Shares.

2.      Unvested Forfeitable Grant Shares shall become immediately forfeitable
        --------                                       -----------------------
        in the event such termination: (A) is made by the Recipient but does not constitute Termination By Recipient For Good Reason; or (B) such termination is made by the Company and constitutes Termination By Company For Cause.

OPTIONS

An "option" is the right, which continues over a period of time, to acquire property on terms agreed upon by the parties. In the case of the Plan, it is the right to acquire, over a period of time, shares of Common Stock, or Option Shares, in exchange for the purchase price determined by the Company. The grant of an Option to purchase Option Shares is a variation of the last (third) alternative presented above, except that the purchase period extends for a significantly longer period.

The Plan authorizes the issuance of two types of Options, namely, Incentive Options and Non-Qualified Options. Unless expressly characterized upon grant as an Incentive Option, all Options are considered to be Non-Qualified Options. Incentive Options result, in general, in more favorable income tax consequences than Non-Qualified Options (see "Certain Federal Income Tax Consequences" below); however, they also contain more restrictive terms than those of Non-Qualified Options.

The exercise or "Option Price" to purchase Option Shares shall be such price (including at a premium or discount to the current fair market value of the Common Stock) as determined by the Plan Administrator in its sole discretion. In certain circumstances, however, the Option Price cannot be less than certain amounts. For example, an Incentive Option cannot have an Option Price which is less than 100% of the fair market value of the Common Stock on the date the Incentive Option is granted (unless the Incentive Option is granted to a Recipient who owns more than 10% of the total voting securities of the Company on the date the Option is granted, in which case such Option Price cannot be less than 110% of the fair market value of the Common Stock).

Options must be exercised during the period of time specified in the Award Agreement. No Option may be exercised more than ten (10) years after the date the Option is granted. An Incentive Option granted to a Recipient who owns more than 10% of the total voting securities of the Company on the date the Option is granted must be exercised no later than five (5) years after the date of grant.

VESTING OF OPTIONS

The term "vest" means that a person has acquired absolute ownership in the right to acquire property. In the case of a Recipient of an Option, the right to exercise the Option in order to purchase the Common Stock may not be fully vested at the time of grant of the Option. For example, the Plan Administrator has the right to attach certain conditions to the Option, such as requiring the Recipient to continue to provide services to the Company for a period of time or to attain specified goals, before the right to exercise the Option will vest. These "vesting conditions" must be expressly set forth in the Award Agreement. In the event the Recipient does not satisfy the vesting conditions, the Recipient will not be entitled to exercise the Option. There generally are no limitations on vesting conditions the Plan Administrator may impose on Options.

If the Plan Authority attaches vesting conditions to an Option which are based upon continued performance of services to the Company, then the following special rules apply (unless otherwise expressly provided in the Award Agreement) in the event of Termination of Recipient (as such term is defined in the Plan):

1.   The expiration date for vested Options shall be the following applicable
                             ------
     date if earlier than the expiration date specified in the Option:

     A. Thirty (30) days after the effective date of Termination Of Recipient in the event such termination: (i) is made by the Recipient and does not constitute Termination By Recipient For Good Reason (as such term is defined in the Plan); or (ii) such termination is made by the Company and constitutes Termination By Company For Cause (as such term is defined in the Plan) other than death or Disability of the Recipient (as the term "Disability" is defined in the Plan); or

     B. Six (6) months after the effective date of Termination Of Recipient in the event such termination: (i) is made by the Recipient and constitutes Termination By Recipient For Good Reason; (ii) such termination is made by the Company but does not constitute Termination By Company For Cause; or (iii) such termination is made by the Company by reason of the death or Disability of the Recipient.

2.      Unvested Options shall immediately vest in the event the termination:
        --------               ----------- ----
        (A) is made by the Recipient and constitutes Termination By Recipient For Good Reason; or (B) the termination is made by the Company but does not constitute Termination By Company For Cause. In these situations, the Recipient will be deemed fully vested with respect to these previously unvested Options.

3.      The expiration date for unvested Options shall be upon Termination Of
                                --------
        Recipient if earlier than the expiration date specified in the Option in the event the termination: (A) is made by the Recipient but does not constitute Termination By Recipient For Good Reason; or (B) the termination is made by the Company and constitutes Termination By Company For Cause. In these situations, the expiration date is immediately accelerated so that the Recipient will effectively lose the Recipient's prospective right to exercise these unvested Options.

PAYMENT TERMS FOR GRANT SHARES OR OPTIONS

The Recipient shall purchase the Grant Shares, or exercise the Option, by delivery of payment (where payment is required) in cash. The Plan Administrator retains the right to require the Recipient to also deliver a Recipient's Representative's Letter from an independent investment advisor. The Recipient's Representative's Letter confirms that the Recipient's independent investment advisor has reviewed the merits of the Award as an investment by the Recipient, and such investment is suitable for the Recipient and he or she can bear the risks of the investment. The Plan Administrator also retains the right, in its sole discretion, to permit Grant Shares or Option Shares to be purchased by:
(i) the delivery of other shares of the Common Stock; (ii) the surrender or relinquishment of rights to shares of the Common Stock; (iii) a reduction in the amount of any Company liability to a Recipient; (iv) the delivery of a secured full-recourse promissory note; or (v) a combination of the foregoing.

STOCK APPRECIATION RIGHTS

Stock Appreciation Rights may be granted in conjunction with, or may be unrelated to, Options. A Stock Appreciation Right entitles the Recipient to receive a payment, in cash or Plan Shares or a combination thereof, in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise over the fair market value as of the date of grant. Stock Appreciation Rights may be exercised during a period of time fixed by the Plan Administrator not to exceed ten years after the date of grant. If a Stock Appreciation Right is issued in tandem with an Option, the Stock Appreciation Right will be canceled upon exercise of the Option. A Stock Appreciation right may be issued subject to vesting conditions on a similar basis as an Option.

ASSIGNMENT

Unless expressly provided in the applicable underlying Award Agreement, a Recipient may not "Dispose" of Forfeitable Grant Shares, Options or Stock Appreciation Rights without the prior written consent of the Company, which consent the Company may withhold in its sole and absolute discretion. Since Grant Shares (or Forfeitable Grant Shares which have become vested) do not remain subject to further vesting conditions, there is no prohibition against their assignment once they are issued (or become vested). The term "Dispose" means any transfer which directly or indirectly changes legal or beneficial ownership of such applicable Award, whether voluntary or by operation of law, or with or without the payment or provision of consideration. This would include, for example: (i) a sale, assignment, bequest or gift; (ii) any transaction that creates or grants an option, warrant, or right to obtain an interest in the applicable Award; (iii) any transaction that creates a form of joint ownership in the applicable Award between the Recipient and one or more other persons;
(iv) any Disposition of the applicable Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge thereof, or an attachment or imposition of a lien; or (v) any distribution of the applicable Award by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be, or any distribution thereof by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES FOR PERSONS WHO ARE CITIZENS OR RESIDENTS OF THE UNITED STATES

The following summary discusses certain of the United States federal income tax consequences to persons who are citizens or residents of the United States associated with: (i) the grant of an Award under the Plan; (ii) the exercise of an Option granted under the Plan; (iii) the disposition of Shares issued under the Plan; and (iv) the exercise of Stock Appreciation Rights.

OPTIONS

NON-QUALIFIED OPTIONS
---------------------

If the Recipient receives a grant of a Non-Qualified Option, the Recipient, if a United States citizen or resident (a "U.S. Taxpayer"), will be taxed pursuant to the rules of Section 83 of the Code. Non-Qualified Options are ordinarily known, for tax purposes, as "non-qualified" or "non-statutory" options. Non-Qualified Options are identified by the Plan as any Option other than an Option expressly designated as an Incentive Option. Incentive Options are subject to different and, in general, more favorable income tax consequences than Non-Qualified Options (see "Incentive Options" below).

Under the rules of Section 83, the grant of non-statutory options to a Recipient who is a U.S. Taxpayer is taxable at date of exercise, as opposed to date of
                                     ----------------                -------
grant, unless certain technical requirements are satisfied.  Upon the exercise
-----
of a Non-Qualified Option, the Recipient generally must recognize compensation income (which is taxable at ordinary income tax rates) equal to the "spread" between the exercise price and the fair market value of the Common Stock on the date of exercise.

In order to be taxable at date of grant pursuant to an election under Section 83(b) of the Code, the Non-Qualified Options must have a "readily ascertainable fair market value," which is defined by the Internal Revenue Service as being an option which, among other things, is actively traded on an established securities market. Since the Company is not a Reporting Company, none of its securities are listed for trading on any securities market. Accordingly, Non-Qualified Options granted under the Plan will be taxable at date of exercise. Thus, please note that Section 83(b) of the Code which, as discussed below, is available to accelerate the timing of taxation of Forfeitable Grant Shares, is not available to accelerate the taxation of Non-Qualified Options.

The amount and character of any gain or loss realized on a subsequent disposition of Option Shares by the Recipient of a Non-Qualified Option who is a U.S. Taxpayer generally would depend on, among other things, the length of time such shares were held by the Recipient.

INCENTIVE OPTIONS
-----------------

Pursuant to Section 422 of the Code, if a Recipient who is a U.S. Taxpayer receives the grant of an Incentive Option, the Recipient will not be considered to have received taxable income upon either the grant of the Incentive Option or its exercise (as is ordinarily the case with a Non-Qualified Option). Instead, the Recipient will generally recognize taxable income (presumably as a capital gain) upon the sale or other taxable disposition of the Option Shares acquired by the exercise of the Incentive Option, on the full amount of the difference between the amount realized and the option exercise price paid. Any loss upon the taxable disposition of the Option Shares generally would be characterized as a capital loss.

There are several special rules that a Recipient of Incentive Options who is a U.S. Taxpayer must satisfy in order to receive the special income tax benefits afforded under Section 422 of the Code. Failure to satisfy these conditions will result in a partial or entire loss of the intended income tax benefits. These rules are as follows:

1. Only the first $100,000 in Incentive Options granted in any one year will be eligible for the more favorable tax treatment afforded to options granted under the incentive stock option tax rules. Option Shares granted in excess of this threshold amount shall be taxed as Non-Qualified Options.

2. Should the Recipient sell or dispose of the Option Shares acquired by exercise of the Incentive Option within either: (a) two years from the date of grant of the Incentive Option, or (b) one year from the date of transfer of the Option Shares to the Recipient upon the Recipient's exercise of the Incentive Option (a "Disqualifying Disposition"), the Recipient will be required to include the gain realized as ordinary income to the extent of the lesser of: (i) the fair market value of the Option Shares minus the option price; or (ii) the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. Furthermore, Option Shares that the Recipient acquires by surrendering Option Shares previously acquired through the exercise of an Incentive Option will be treated as having been acquired by the Recipient, for purposes of the one and two year holding periods, as of the date the Incentive Option for the surrendered Option Shares was originally exercised.

3. The Recipient must be an employee of the Company (or a subsidiary) within the three-month period prior to the Recipient's exercise of the Incentive Option in order to be eligible for Incentive Option income tax benefits. This period is extended to one year in the event the Recipient is permanently and totally disabled under Section 22(e)(3) of the Code, which defines such disability as when the Recipient is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which condition has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

Upon exercise of an Incentive Option by a Recipient who is a U.S. Taxpayer, the alternative minimum taxable income of the Recipient will be determined as if such Incentive Option were a Non-Qualified Option in the manner described above. Accordingly, the Recipient will be required to include as alternative minimum taxable income the excess (if any) of the value of the Option Shares received upon exercise as of the date such Option Shares are vested over the amount paid for such shares. The Recipient would then be required to pay the greater of the Recipient's regular or alternative minimum tax liability computed with respect to such year. If the Option

Shares so acquired are Disposed of as part of a Disqualifying Disposition, there should be no "item of tax preference" arising from the exercise of the Incentive Option.

GRANT SHARES
------------

For purposes of the following discussion pertaining to federal income taxes, the term "Non-forfeitable Grant Shares" shall refer to Grant Shares which are not deemed to be Forfeitable Grant Shares under the terms of the Plan.

NON-FORFEITABLE GRANT SHARES
----------------------------

If a Recipient who is a U.S. Taxpayer receives a grant of Non-forfeitable Grant Shares, the Recipient will be taxed pursuant to the rules of Section 83 of the Code and the interpretive regulations thereto promulgated by the Internal Revenue Service. Pursuant to such rule, the Recipient must recognize compensation income (which is taxable at ordinary income tax rates) equal to the "spread" between the fair market value of the Non-forfeitable Grant Shares on the date of grant and any consideration paid by the Recipient for such shares.

In the case where the Recipient receives Non-forfeitable Grant Shares as "compensation" for the previous performance or future performance of services or attainment of goals, the grant of such shares will be deemed payment of ordinary compensation to the Recipient for the performance of such services.
Accordingly, the Recipient will recognize as compensation income an amount equal to the full fair market value of such Non-forfeitable Grant Shares on the date of grant.

In the case where the Recipient receives Non-forfeitable Grant Shares as a "bonus" or "reward" for services previously rendered and compensated, the Recipient will not be required to pay any consideration for such shares, and thus there will be no offset for consideration paid. Accordingly, the Recipient will recognize as compensation income an amount equal to the full fair market value of such Non-forfeitable Grant Shares on the date of grant.

In the case where the Recipient purchases Non-forfeitable Grant Shares, the Recipient will be required to pay consideration for such shares, and there will be an offset for consideration paid. Accordingly, the Recipient will recognize as ordinary compensation income an amount equal to the full difference between the fair market value of such Grant Shares on the date of grant and the consideration paid by the Recipient for such shares.

FORFEITABLE GRANT SHARES
-------------------------

If a Recipient who is a U.S. Taxpayer receives a grant of Forfeitable Grant Shares, the Recipient will also be taxed pursuant to the rules of Section 83 of the Code. As stated above, the general tax rule is that the Recipient generally must recognize compensation income (taxable at ordinary income tax rates) equal to the "spread" between the fair market value of the Forfeitable Grant Shares on the date of grant and any consideration paid by the Recipient for such shares. However, since the Forfeitable Grant Shares are subject to certain vesting
-------
conditions that is, the Recipient's right to enjoy the full benefits of ownership of the Forfeitable Grant Shares is conditioned on rendering further services or is subject to other conditions that constitute a substantial risk of forfeiture then the Recipient would not recognize compensation income until such time as the applicable conditions lapse or are satisfied, at which time the Recipient would recognize ordinary compensation income equal to the "spread" between the fair market value of the Forfeitable Grant Shares as of the date of lapse or satisfaction of the underlying conditions and the amount of any consideration paid by the recipient. For example, if the Forfeitable Grant Shares are subject to the condition that the total number of such shares granted will only vest one-third each year of continued provision of services by the Recipient, then the Recipient will recognize one-third of the total number of Forfeitable Grant Shares granted as taxable income on each of the one-, two- and three-year anniversaries of the date of grant, based upon the respective fair market value of such shares as of such vesting dates.

In the event of such vesting conditions, the Recipient may elect, pursuant to the special (but somewhat complicated) rules of Section 83(b) of the Code, to recognize compensation income at the time of grant of the Forfeitable Grant Shares, even though the vesting conditions have not lapsed or been satisfied (see "Section 83(b) Election" below).

The amount and character of any gain or loss realized on a subsequent disposition of the Forfeitable Grant Shares by the Recipient generally would depend on, among other things, whether such disposition occurred before or after such Forfeitable Grant Shares vested, whether an election under Section 83(b) of the Code with respect to such shares had been made, and the length of time such shares were held by the Recipient.

SECTION 83(B) ELECTION
----------------------

In the event of the imposition of vesting conditions on Forfeitable Grant Shares acquired by exercise of a Non-Qualified Option, the Recipient may elect, pursuant to the special (but somewhat complicated) rules of Section 83(b) of the Code, to recognize compensation income at the time of the grant of such Forfeitable Grant Shares, even though the vesting conditions have not lapsed or been satisfied. Thus, if the Recipient anticipates an increase in the fair market value of such shares, the Recipient may accelerate the date of taxation to the date of grant of the Forfeitable Grant Shares in order to limit the taxes the Recipient pays to the spread at the date of grant. This may make sense in the event the Recipient intends or is required to hold such shares for a long period of time. Please note that the Section 83(b) election must be made within 30 days of receipt, as the case may be, of the Forfeitable Grant Shares, and generally cannot be revoked. Please also note that, if the election is made, and the Recipient subsequently forfeits the Forfeitable Grant Shares before they are vested, the Recipient will not be eligible to recognize any loss on the forfeiture except for the amount, if any, actually paid by the Recipient for such shares. Due to the complexity of Section 83(b) of the Code, any Recipient who receives Forfeitable Grant Shares should consult with such Recipient's tax advisor regarding the advisability of making an election under Section 83(b).

PAYMENT WITH OTHER SHARES OF COMMON STOCK OWNED BY RECIPIENT

The Recipient may, if permitted by the Plan Administrator or the terms of the underlying Award Agreement, pay for Grant Shares or Option Shares through delivery of already-owned shares of Common Stock in lieu of cash. In this case differing tax consequences may result. In published rulings and proposed regulations, the Internal Revenue Service has taken the position that: (i) to the extent an equivalent number of shares is acquired, the Recipient will recognize no gain and the Recipient's basis in the shares acquired upon such exercise will be equal to the Recipient's basis in the surrendered shares; and
(ii) any additional shares acquired upon such exercise are compensation to the Recipient taxable under the rules described above and the Recipient's basis in any such additional shares is their then fair market value.

STOCK APPRECIATION RIGHTS

If a Recipient elects to receive in cash the appreciation inherent in the Stock Appreciation right, the cash received will be ordinary income to the Recipient. If a Recipient elects to receive the appreciation in the form of Plan Shares, the shares will be taxable to the Recipient under Section 83 of the Code to the extent of the difference between the fair market value of the Plan Shares received and the amount which the Recipient pays for such shares.

DETERMINATION OF FAIR MARKET VALUE OF SHARES

As discussed above, taxation of Plan Shares is based upon the fair market value of such shares at certain applicable dates. The appropriate fair market value will be determined in accordance with the terms of the Plan.

In the event the Plan Shares constitute Non-forfeitable Grant Shares, the Plan provides that the applicable fair market value of such shares, assuming the Common Stock is then traded on the Nasdaq National Market System, will be equal to the last sales price of the Common Stock on Nasdaq as of the applicable valuation date.

In the event the Plan Shares constitute Forfeitable Grant Shares, the Plan provides that the applicable fair market value of such shares will not be equal to the Nasdaq trading price for the Common Stock since the Shares are not immediately tradable. In this case the Recipient may discount the fair market value from the Nasdaq trading price to reflect the impaired value of the underlying vesting conditions. The amount of the impairment will, in general, reflect the term and restrictions imposed by such vesting conditions. Pursuant to the terms of the Plan, the Plan Administrator reserves the right in its sole discretion to determine what the amount of the appropriate discount would be for the Company's financial and income tax purposes, including the determination of the basis for its compensation deduction for financial and income tax purposes and, accordingly, the amount of payroll taxes the Company should withhold from the Recipient.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION UPON RECIPIENTS WHO ARE U.S. TAXPAYERS, AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FEDERAL INCOME CONSEQUENCES. THE FOREGOING DOES NOT ADDRESS TAX CONSEQUENCES ATTRIBUTABLE TO THE DEATH OF A RECIPIENT, NOR DOES IT DISCUSS THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE.

The Audit Committee of the Board has not yet met in order to select the Company's auditors for its 1998 fiscal year. BDO Seidman LLP served as the Company's auditors for the 1997 fiscal year. The Company expects a representative of BDO Seidman LLP to be present at the meeting.

                                 OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the 1998 Annual Meeting. However, if other matters should come before the 1998 Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his, her or its judgment on such matters.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

Any proposals of security holders which are intended to be presented at the Annual Meeting of the Company to be held in 1999 must be received by the Company at its principal executive offices no later than January 2, 1999 (120 days before the month and day this Proxy Statement was released to the stockholders of the Company), in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                         TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of the Company is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholder that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                                                    Appendix "A"
                                                                    ------------







--------------------------------------------------------------------------------


                    1998 STAAR SURGICAL COMPANY STOCK PLAN


                            Adopted April 17, 1998


--------------------------------------------------------------------------------

                            STARR SURGICAL COMPANY


                1911 Walker Avenue, Monrovia, California 91016

                    1998 STAAR SURGICAL COMPANY STOCK PLAN

     The Board of Directors of STAAR Surgical Company (the "Company"), a corporation organized under the laws of the State of Delaware, hereby adopts this 1998 STAAR Surgical Company Stock Plan.

     WHEREAS, the growth, development and financial success of the Company (and any parents and/or any subsidiaries of the Company) is and will remain dependent, in significant part, upon the judgment, initiative, efforts and/or services their respective employees, officers, directors, consultants and advisors;

     WHEREAS, the Company desires, in order to attract, compensate and motivate selected employees, officers, directors, consultants and/or advisors for the Company (and any parent and/or any subsidiaries of the Company), and to appropriately compensate them for their efforts, to create a stock plan which will enable the Company, in its sole discretion and from time-to-time, to offer to or provide such persons with incentives and/or inducements in the form of capital stock of the Company, or rights in the form of options to acquire capital stock of the Company, thereby affording such persons with an opportunity to share in potential capital appreciation in the capital stock of the Company and/or potential distributions made in connection therewith;

     WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue options to purchase capital stock which are classified as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended;

     WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue capital stock or options to acquire capital stock in reliance upon certain exemptions from registration or qualification afforded under certain federal, state or territorial securities laws to be selected by the Company as are or may become applicable including, by way of example and not limitation: Rule 701 promulgated under the Securities Act of 1933, as amended (for compensatory benefit plans); Rules 504, 505 and/or 506 of Regulation D promulgated under the Securities Act of 1933 (for private or limited offerings); Section 25102(f) of the California Corporate Securities Law of 1968, as amended (for non-public offerings); and Section 25102(o) of the California Corporate Securities Law of 1968, as amended (for stock option and stock purchase plans conforming with Rule 701); and

     WHEREAS, so long as the Company's equity securities remain registered under Sections 12(b) or 12(g) of the Securities and Exchange Act of 1934, the Company further desires that the stock plan be structured to comply with the Securities and Exchange Act of 1934.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

  Set forth below are definitions of capitalized terms which are generally used throughout the Plan, or references to provisions containing such definitions (Capitalized terms used only in a specific section of the Plan are defined in such section):

  1.01 "APPLICABLE LAWS" means the requirements relating to the administration of stock plans under: (i) United States corporate laws; (ii) applicable Securities Laws (including those of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan), (iii) the Code; and (iv) any stock exchange or quotation system on which the Common Stock is listed or quoted.

  1.02 "APPROVED CORPORATE TRANSACTION" shall mean any time the Board and/or, to the extent required by law, the stockholders of the Company, approve either:
(i) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) and/or other reorganization with respect to the Company and/or its stockholders, or (ii) the sale, transfer, exchange or other disposition by the Company of fifty percent (50%) or more of its assets in a single or series of related transactions, is approved, provided, however, the term Approved Corporate Transaction shall not include any transaction wherein the stockholders of the Company immediately before such transaction directly or indirectly own, immediately following such transaction, a majority of the Total Combined Voting Power (as such term is defined in section 1.08A below) of the
                                                  -------------
outstanding Voting Securities (as such term is defined in section 1.08A below)
                                                          -------------
of the surviving corporation (or other entity) resulting from such transaction pursuant to clause (i), or the acquiring corporation (or other entity) pursuant to clause (ii).

  1.03 "AWARD" shall collectively and severally refer to any Options or Grant Shares granted or awarded under the Plan.

  1.04 "AWARD AGREEMENT" shall collectively and severally refer to: (i) in the case of the grant or award of an Option, a Stock Option Certificate in such form as prescribed by the Plan Administrator from time-to-time; (ii) in the case of the grant or award of Grant Shares, a Stock Grant Agreement in such form as prescribed by the Plan Administrator from time-to-time; and (iii) in the case of the grant or award of SARs, a SAR Agreement in such form as prescribed by the Plan Administrator from time-to-time; provided, however, the Company may, in its sole discretion, (1) revise any such form of Award Agreement to reflect or incorporate such changes as the Company or its legal counsel may determine is appropriate and consistent with the terms of the Plan, and/or (2) evidence or confirm the grant of an Award in a written employment or consulting agreement in lieu of the form of any of the foregoing Award Agreements.

  1.05 "BLUE SKY LAWS" shall mean the securities laws of any state or territory of the United States, including any regulations or rules promulgated thereunder, which may apply to a transaction described in this Plan by reason of, among other things, the Recipient's residing in such, state or territory at the time of such transaction.

  1.06 "BOARD" shall mean the Board of Directors of the Company, as such body may be reconstituted from time to time.

  1.07 "CALIFORNIA SECURITIES ACT" shall mean the California Corporate Securities Law of 1968, as amended (references herein to sections of the California Securities Act are intended to refer to sections of the California Securities Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the California Securities Act resulting from recodification, renumbering or otherwise).

  1.08 "CHANGE IN CONTROL" shall mean the occurrence of any "Control Acquisition" or any "Significant Board Change" (as such terms are defined below).

     A. "CONTROL ACQUISITION" shall mean any time an "Acquiring Person" (as defined below) attains, by reason of and immediately after a transaction or series of related transactions (other than a Non-Control Transaction), "Beneficial Ownership" of fifty percent (50%) or more of the "Total Combined Voting Power" of the Company's then outstanding "Voting Securities" (all as defined below); unless the Board determines that it is not in the best interests of the Company for such transaction to be construed as a Control Acquisition; provided, however that at the time of such approval of the Board there are then in office not less than two Continuing Directors (as such term is defined below) and such action or transaction or series of related actions or transactions are approved by a majority of the Continuing Directors then in office.

          (1) "Acquiring Person" shall mean any "Person" (as defined below) with the exception of: (A) any Employee Benefit Plan (or a trust forming a part thereof) maintained by the Company, or by any corporation or entity in which the Company holds fifty percent (50%) or more of the Voting Securities (each, a "Controlled Subsidiary"); (B) the Company or any Controlled Subsidiary; or (C) any Person which acquires the threshold percentage of Voting Securities through a "Non-Control Transaction" (as defined below).

          (2) "Non-Control Transaction" shall mean any transaction in which the stockholders of the Company immediately before such transaction directly or indirectly own, immediately following such transaction, at least a majority of the Total Combined Voting Power (as defined below) of the outstanding Voting Securities (as defined below) of the surviving corporation (or other entity) resulting from such transaction, in substantially the same proportion as such stockholders' ownership of the Company's Voting Securities immediately before such transaction.

          (3) "Person," "Beneficial Ownership," "Total Combined Voting Power" and "Voting Securities" shall have the meaning described to such terms in Sections 13(d) and 14(d) of the Securities Exchange Act and Rule 13d-3 promulgated thereunder.

          (4) "Continuing Director" shall mean: (A) any member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an "Affiliate" or "Associate" (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or any such Affiliate or Associate, and was a member of the Board prior to the date of this Plan, or
     (B) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The terms "Affiliate" and "Associates" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

               Notwithstanding the foregoing, a Control Acquisition shall not be deemed to have occurred solely because any Person acquires Beneficial Ownership of more than the threshold percentage of the outstanding Voting Securities as a result of an acquisition of Voting Securities by the Company (each, a "Redemption") which, by reducing the number of Voting Securities outstanding, increased the percentage of outstanding Voting Securities Beneficially Owned by such Person; provided, however, that if
     (A) a Control Acquisition would occur as a result of a Redemption but for the operation of this sentence, and (B) after such Redemption, such Person becomes the Beneficial Owner of any additional Voting Securities, which increase the percentage of the then outstanding Voting Securities Beneficially Owned by such Person over the percentage owned as a result of the Redemption, then a Control Acquisition shall occur.

        B. "SIGNIFICANT BOARD CHANGE" shall mean any time, during any period of three (3) consecutive years after the date of this Agreement, wherein the individuals who constituted the Board at the beginning of such period (the "Incumbent Board") cease to constitute a majority of the Board, for any reason other than: (1) the voluntary resignation of one or more Board members; (2) the refusal by one or more Board members to stand for election to the Board; and/or
(3) the removal of one or more Board members for good cause; provided, however,
(A) that if the nomination or election of any new director of the Company was approved by a vote of at least a majority of the Incumbent Board, such new director shall be deemed a member of the Incumbent Board; and (B) that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Securities Exchange Act), or as a result of a solicitation of proxies or consents by or on behalf of an Acquiror, other than a member of the Board (a "Proxy Contest"), or as a result of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

  1.09 "CODE" shall mean the Internal Revenue Code of 1986, as amended (references herein to sections of the Code are intended to refer to sections of the Code as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

  1.10 "COMMISSION" shall mean the United States Securities and Exchange Commission.

  1.11 "COMMON STOCK" shall mean the Company's common stock, no par value.

  1.12 "COMPANY" shall mean STAAR Surgical Company, a Delaware corporation and its successors.

  1.13 "CONSENT OF SPOUSE" shall mean that Consent of Spouse in such form as prescribed by the Plan Administrator from time-to-time.

  1.14 "CONSULTANT" shall mean any Person who, in a capacity other than as an Employee or Director, provides bona fide services in a consulting or advisory capacity to the Company and/or to any Parent and/or to any Subsidiary, whether as an entity or a natural person, and whether as an independent contractor or an employee of an employer.

  1.15 "DIRECTOR" shall mean any Person who is voted or appointed as a member of the Board of Directors of the Company and/or of any Parent and/or of any Subsidiary, whether such Person is so engaged at the time the Plan is adopted or becomes so engaged subsequent to the adoption of the Plan.

  1.16 "DISABILITY" (or the related term "Disabled") shall be defined, without limitation, as any of the following with respect to a Recipient who is an Employee or a Director: (i) the receipt of any disability insurance benefits by the Recipient; (ii) a declaration by a court of competent jurisdiction that the Recipient is legally incompetent; (iii) the Recipient's material inability due to medically documented mental or physical illness or disabilities to fully perform the Recipient's regular obligations as an Employee or as a Director (as the case may be) under such office, with reasonable accommodation if then required by applicable federal, state, territorial and/or provincial laws or regulations, for a three (3) month continuous period, or for six (6) cumulative months within any one (1) year continuous period, or the reasonable determination by the Board that the Recipient will not be able to fully perform the Recipient's regular obligations as an Employee or as a Director (as the case may be), under such office, with reasonable accommodation if then required by applicable federal, state and/or territorial laws or regulations, for a three
(3) month continuous period. If the Board determines that the Recipient is Disabled under clause (iii) above, and the Recipient disagrees with the
               ------------
conclusion of the Board, then the Company shall engage a qualified independent physician reasonably acceptable to the Recipient to examine the Recipient at the Company's sole expense. The determination of such physician shall be provided in writing to the parties and shall be final and binding upon the parties for all purposes of this Agreement. The Recipient hereby consents to examination in the manner set forth above, and waives any physician-patient privilege arising from any such examination as it relates to the determination of the purported disability. If the parties cannot agree upon such physician, a physician shall be appointed by the American Arbitration Association, located in Los Angeles, California, according to the rules and practices of the American Arbitration Association from time-to-time in force.

  1.17 "ELIGIBLE PERSON" shall mean any Person who, at the applicable time of the grant or award of an Award under the Plan, is an Employee, a Director, and/or a Consultant. Notwithstanding the foregoing, no Award hereunder may be granted to any Person, even if otherwise an Eligible Person, with respect to:
(i) any
circumstances which would not be considered to be either a bonus or reward for services provided, or compensation for services rendered; or (ii) in the case of any Consultant, services rendered wholly or partially in connection with the offer and sale of securities in a capital-raising transaction.

  1.18 "EMPLOYEE" shall mean any employee of the Company or of any Parent and/or of any Subsidiary, whether such Person is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

  1.19 "EXECUTIVE OFFICER" shall mean the Company's president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of any Parent or Subsidiary of the Company shall be deemed Executive Officers of the Company if they perform such policy-making functions for the Company.

  1.20 "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended, including any regulations or rules promulgated by the Commission thereunder (references herein to sections of the Exchange Act are intended to refer to sections of the Exchange Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Exchange Act resulting from recodification, renumbering or otherwise).

  1.21 "FAIR MARKET VALUE" of a share of Common Stock as of a given valuation date shall be determined as follows:

       A. If the Common Stock is traded on a stock exchange, the Fair Market Value will be equal to the closing price of Common Stock on the principal exchange on which the Common Stock is then trading as reported by such exchange (or as reported by any composite index which includes such principal exchange) for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

       B. If the Common Stock is traded over-the-counter on the Nasdaq National Market on the date in question, the Fair Market Value will be equal to the last transaction-price of the Common Stock as reported by Nasdaq for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

       C. If the Common Stock is traded over-the-counter on the Nasdaq SmallCap Market, the Fair Market Value will equal the mean between the last reported closing representative bid and asked price for the Common Stock as reported by Nasdaq for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred; or

       D. If the Common Stock is not publicly traded on an exchange and is not traded over-the-counter on Nasdaq, the Fair Market Value shall be determined by the Board acting in good faith on such basis as it deems appropriate, including quotations by market makers if the Common Stock is traded over-the-counter on the NASD Electronic Bulletin Board or Pink Sheets on the date in question should the Plan Administrator deem such quotations to be appropriate given the volume and circumstances of trades; provided, however, in the case of any Award granted pursuant to the exemption afforded by Section 25102(o) of the California Securities Act, the Board shall, in accordance with Regulation 260.140.50 promulgated under the California Securities Act, price the Award at a price which is fair to the Company and the Recipient and, in connection therewith, take into consideration the earnings history, book value and prospects of the Company in the light of market conditions generally.

          The Fair Market Value as determined above shall be subject to such discount as the Plan Administrator may, in its sole discretion and without obligation to do so, determine to be appropriate to reflect any such impairments to the value of the associated Option Shares and/or Grant Shares to which the valuation relates such as, by way of example and not limitation, (1) the fact that such Option Shares and/or Grant Shares constitute unregistered securities (whether or not considered "restricted stock" within the meaning of Rule 144 of the Securities Act), and/or (2) such Option Shares and/or Grant Shares are subject to conditions, risk of forfeiture, or repurchase rights or rights of first refusal which impair their value including, without limitation, those forfeiture conditions more particularly described in Article VII; provided,
                                                     -----------
however, in the event of the grant or award of an Incentive Option, no discount shall be given with respect to any impairments in value attributable to any restriction which, by its terms, will never lapse within the meaning of Section 422(c)(7) of the Code.

  1.22 "FORFEITABLE GRANT SHARES" shall mean Grant Shares that are subject to restrictions set forth in Article VII.
                          -----------
  1.23 "GRANT SHARES" shall mean Plan Shares granted or awarded in accordance with Article VI.
     ----------

  1.24 "INCENTIVE OPTION" shall mean an Option which qualifies under Section 422 of the Code, and is specifically granted as an Incentive Option under the Plan in accordance with the applicable provisions of Article V.
                                                ---------

  1.25 "INDEPENDENT SAR" shall have the meaning ascribed to such term in section
                                                                         -------
9.01.
----

  1.26 "NON-QUALIFIED OPTION" shall mean any Option granted under the Plan other than an Incentive Option; provided, however, the term Non-Qualified Option shall include any Incentive Option which, for any reason, fails to qualify as an incentive stock option under Section 422 of the Code and the rules and regulations thereunder.

  1.27 "OPTION" shall mean an option to purchase Plan Shares granted or awarded pursuant to Article V. Unless specific reference is made thereto, the term
            ---------
"Options" shall be construed as referring to both Non-Qualified Options (including Replacement Options) and Incentive Options.

  1.28 "OPTION PRICE" is defined in section 5.02 of the Plan.
                                    ------------
  1.29 "OPTION SHARES" shall mean any Plan Shares which an Option entitles the holder thereof to purchase.

  1.30 "PARENT" shall mean any "parent" of the Company, as such term is defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such parent which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701.

  1.31 "PERSON" shall be defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships or fiduciary arrangements (such as trusts and custodial arrangements).

  1.32 "PLAN" shall mean this 1998 STAAR Surgical Company Stock Plan.

  1.33 "PLAN ADMINISTRATOR" shall refer to the Person or Persons who are administering the Plan as described in Article III, namely, the Board, the Plan
                                       -----------
Committee, or any Director-Officers designated by the Board or the Plan
Committee.

  1.34 "PLAN COMMITTEE" shall mean that Committee comprised of members of the Board that may be appointed by the Board to administer and interpret the Plan as more particularly described in Article III of the Plan.
                               -----------

  1.35 "PLAN SHARES" shall refer to shares of Common Stock issuable in connection with Awards in accordance with section 4.01, including, Option
                                          ------------
Shares, Grant Shares and SAR Shares.

  1.36 "RECIPIENT" shall mean any Eligible Person who, at a particular time, receives the grant of an Award.

  1.37 "RECIPIENT'S REPRESENTATIVE'S LETTER" shall mean that letter from an independent investment advisor of a Recipient in such form as prescribed by the Plan Administrator from time-to-time.

  1.38 "REPLACEMENT OPTION" shall mean a Non-Qualified Option specifically granted as a Replacement Option under the Plan in accordance with the applicable provisions of section 5.08.
              ------------

  1.39 "REPORTING COMPANY" shall mean a corporation which registers its equity securities pursuant to Sections 12(b) or 12(g) of the Exchange Act; provided, however, any foreign corporation which registers its equity securities as a "foreign private issuer" shall not be deemed a Reporting Company for purposes of this Plan unless and until such time as it is required or elects to register its equity securities as a foreign issuer other than a foreign private issuer.

  1.40 "STOCK APPRECIATION RIGHTS" or "SARS" shall have the meaning ascribed to such terms in section 9.01.
              ------------

  1.41 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, including all regulations or rules promulgated by the Commission thereunder (references herein to sections of the Securities Act are intended to refer to sections of the Securities Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

  1.42 "SECURITIES LAWS" shall collectively refer to the Securities Act, the Exchange Act and the Blue Sky Laws.

  1.43 "SUBSIDIARY" shall mean any "majority-owned subsidiary" of the Company, as such term is defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such subsidiary which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701. The term Subsidiary shall specifically exclude any majority-owned subsidiaries (other than the Company, if applicable) of any Parent.

  1.44 "TANDEM SAR" shall have the meaning ascribed to such term in section
                                                                    -------
9.01.

  1.45 "TEN PERCENT STOCKHOLDER" shall mean a Person who owns, either directly or indirectly, at the time such Person is granted an Award, stock of the Company possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any Parent and/or any Subsidiary.

  1.46 "TERMINATION BY COMPANY FOR CAUSE" shall mean the following:

       A.   EMPLOYEE-RECIPIENT.    In the case of a Recipient who is an
            ------------------
Employee, the Plan Administrator determines that:
--------

           (1) Any representation or warranty of the Recipient in connection with the grant of the Award (or the subsequent exercise of an Option, if the Award is an Option) is not materially true, accurate and complete;

           (2) The Recipient has breached or wrongfully failed and/or refused to fulfill and/or perform any of the Recipient's obligations, promises or covenants under the underlying Award Agreement;

           (3) The Recipient has breached or wrongfully failed and/or refused to fulfill and/or perform any of the Recipient's representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement;

           (4) The Recipient has failed and/or refused to obey any lawful and proper order or directive of the Board, and/or the Recipient has intentionally interfered with the compliance by other employees of the Company with any such orders or directives;

           (5) The Recipient has breached the Recipient's fiduciary duties to the Company;

           (6) The Recipient has caused the Company to be convicted of a crime, or intentionally caused the Company to incur criminal penalties in material amounts;

           (7) The Recipient has committed: (A) any act of fraud, misrepresentation, theft, embezzlement or misappropriation, and/or any other dishonest act against the Company and/or any of its affiliates, subsidiaries, joint ventures; or (B) any other offense involving moral turpitude, which offense is followed by conviction or by final action of any court of law; or (C) a felony;

           (8) The Recipient has used alcohol or drugs to an extent that such use: (A) interfered with or was likely to interfere with the Recipient's ability to perform the Recipient's duties to the Company; and/or (B) such use endangers or was likely to endanger the life, health, safety, or property of the Recipient, the Company, and/or any other person;

           (9) The Recipient has demonstrated or committed such acts racism, sexism or other discrimination as would tend to bring the Company into public scandal or ridicule, or would otherwise result in material and substantial harm to the Company's business, reputation, operations, affairs or financial position; and/or

           (10) The Recipient engaged in other conduct constituting cause for termination.

     B.     DIRECTOR-RECIPIENT.    With respect to a Recipient who is a
            ------------------
Director, the Plan Administrator determines that:
--------

           (1) The Board has removed the Recipient as a member of the Board for "cause" as such term is defined or interpreted by the Articles or Certificate of Incorporation and/or the Bylaws of the Company, and/or the laws of the State of the Company's organization, or for breach of the Recipient's statutory or common law duties as a Director;

           (2) The Recipient has refused or is unable to be nominated for a position on the Board, including where due to the Recipient's failure to request cumulative voting for such election (if applicable) and the Recipient's failure to vote all of the Recipient's shares of Common Stock for the Recipient's election to the Board; and/or

           (3) Any event described above in section 1.46A has occurred with
                                            -------------
     respect to the Recipient.

       C.   CONSULTANT-RECIPIENT.    In the case of any Recipient who is a
            --------------------
Consultant, the Plan Administrator determines that any event described above in
----------
section 1.46A has occurred with respect to the Recipient.
-------------

          Any nominees or designees of the Recipient to the Board shall, if a member of the Plan Administrator, abstain from voting with respect to any decision by the Plan Administrator relating to any of the foregoing events as they pertain to any Award in which the Recipient has a direct or indirect interest.

          In the event the Recipient is both Disabled and the provisions of subsection 1.46A(6) are applicable with respect to the Recipient, the Company
-------------------
shall nevertheless have the right to deem such event as a Termination By Company For Cause.

  1.47 "TERMINATION BY RECIPIENT FOR GOOD REASON" shall mean the following:

       A.   EMPLOYEE-RECIPIENT.    With respect to any Recipient who is an
            ------------------
Employee:
--------

           (1) The Company's representations or warranties in the Award Agreement are not materially true, accurate and complete;

           (2) The Company has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's obligations, promises or covenants under the underlying Award Agreement;

           (3) The Company has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement; and/or

           (4) The Company intentionally requires the Recipient to commit or participate in any felony or other serious crime.

       B.   DIRECTOR-RECIPIENT.    With respect to any Recipient who is a
            ------------------
Director:
--------

          (1) The Company removes or fails to reappoint or re-elect the Recipient as a Director (unless such action is attributable to an event considered to constitute Termination By Company For Cause); and/or

          (2) The occurrence of any of the events described above in subsection
                                                                     ----------
     1.47A(1) through subsection 1.47A(4) with respect to the Director.
     --------         -------------------

       C.   CONSULTANT-RECIPIENT.    With respect to any Recipient who is a
            --------------------
Consultant, the occurrence of any of the events described above in subsection
----------                                                         ----------
1.47A(1) through subsection 1.47A(4) with respect to the Consultant.
--------         -------------------

          In the event any of the events described above in this section 1.46
                                                                 ------------
occurs with respect to the Company, and such event is reasonably susceptible of being cured, then the Company shall be entitled to a grace period of thirty (30) days following receipt of written notice of such event (or such longer period of time as is reasonable should such event be of a character which cannot be cured within a period of thirty (30) days), to cure such event to the reasonable satisfaction of the Recipient, provided that the Company promptly commences to cure such event and uses reasonable diligence thereafter in curing such event No act, nor failure to act, on the Company's part shall be considered "intentional" unless the Company has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief.

  1.48 "TERMINATION OF RECIPIENT" is defined, as the case may be, as follows:

       A.   EMPLOYEE-RECIPIENT.    With respect to a Recipient who is an
            ------------------
Employee, the time when the employee-employer relationship between the Recipient
--------
and the Company (or any Parent or Subsidiary) is terminated for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, including, but not by way of limitation, termination by resignation, discharge, retirement, or leave of absence, but excluding terminations where: (1) the Recipient remains employed by the Company (if such termination relates to the Recipient's employment with any Parent and/or any Subsidiary) and/or by any Parent and/or any Subsidiary (if such termination relates to the Recipient's employment with the Company); (2) there is simultaneous employment of the Recipient by the Company and/or any Parent and/or any Subsidiary; and/or (3) there is a simultaneous establishment of a consulting relationship between the Company and the Recipient."

       B.   DIRECTOR-RECIPIENT.    With respect to a Recipient who is a
            ------------------
Director, the time when the Recipient's status as a Director ceases for any
--------
reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where the Recipient remains a Director of the Company (if such termination relates to the Recipient's status as a Director of any Parent and/or any Subsidiary) and/or by any Parent and/or any Subsidiary (if such termination relates to the Recipient's status as a Director of the Company).

       C.   CONSULTANT-RECIPIENT.    With respect to a Recipient who is a
            --------------------
Consultant, the time when the Recipient's engagement as a Consultant to the
----------
Company and/or any Parent and/or any Subsidiary ceases for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where there is a simultaneous commencement of employment of the Recipient by the Company and/or any Parent and/or any Subsidiary.

  1.49 "TRANSFER" shall mean any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, regardless of payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants an option, warrant, or right to obtain an interest in the Award; (iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Transfer of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient on the Award or any interest therein which is not released within thirty (30) days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be; or (vi) any distribution by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

  1.50 "WITHHOLDING TAXES" means any federal, state and/or local employment taxes which the Company shall have the obligation to withhold from a Recipient in connection with the grant of any Award and/or exercise of any Option, as the case may be.

                                  ARTICLE II

                                 TERM OF PLAN
                                 ------------

  2.01 EFFECTIVE DATE FOR PLAN; TERMINATION DATE FOR PLAN.    The Plan shall be
       --------------------------------------------------
effective as of such time and date as the Plan is adopted by the Board, and the Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date the Plan became effective. No Awards shall be granted or awarded under the Plan before the date the Plan becomes effective or after the date the Plan terminates; provided, however: (i) all Awards granted pursuant to the Plan prior to the effective date of the Plan shall not be affected by the termination of the Plan; and (ii) all other provisions of the Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

  2.02 FAILURE OF STOCKHOLDERS TO APPROVE PLAN.    In the event the Plan is not
       ---------------------------------------
approved by the holders of a majority of the shares of Common Stock of the Company within twelve (12) months before or after the date the Plan becomes effective, then: (i) any Incentive Options granted under the Plan shall be reclassified as Non-Qualified Options retroactive to the date of grant; and (ii) any Awards (including Incentive Options discussed immediately above) made pursuant to the exemption afforded by Section 25102(o) of the California Securities Act shall be rescinded (including any Incentive Options granted pursuant to such exemption, notwithstanding clause (i) above).
                                            ----------

                                  ARTICLE III

                              PLAN ADMINISTRATION
                              -------------------

  3.01 GENERAL.    The Plan shall be administered exclusively by the Board
       -------
and/or, to the extent authorized pursuant to this Article III, the Plan
                                                  -----------
Committee or Director-Officers (collectively, the "Plan Administrator").

  3.02 DELEGATION TO PLAN COMMITTEE.    Subject to the authority granted to the
       ----------------------------
Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, establish a committee comprised of two (2) or more members of the Board (the "Plan Committee") to administer the Plan either in its entirety or to administer such functions concerning the Plan as delegated to such Committee by the Board. Members of the Plan Committee may resign at any time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee.

  3.03 COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT.    Anything in this
       ----------------------------------------------
Article III to the contrary notwithstanding, in the event and commencing at such
-----------
time as this Company becomes a Reporting Company, or is otherwise required to register its equity securities under Sections 12(b) or 12(g) of the Exchange Act, any matter concerning a grant or award of an Award under the Plan to any Director, Executive Officer or Ten Percent Stockholder shall, to the extent desirable to qualify such Awards as exempt under Rule 16b-3(b)(3) promulgated under the Exchange Act, be made only by: (i) the Board; (ii) the Plan Committee, provided it is comprised solely of "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3); or (iii) a special committee of the Board, or subcommittee of the Plan Committee, comprised solely of two (2) or more members of the Board who are non-Employee Directors.

  3.04 COMPLIANCE WITH SECTION 162(m) OF THE CODE.    Anything in this Article
       ------------------------------------------                      -------
III to the contrary notwithstanding, in the event and commencing at such time as
---
any grant of an Award shall be subject to the deduction limitations prescribed by Section 162(m) of the Code, and the Plan Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan Administrator shall (for purposes of making such grant) consist of a special committee of the Board comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

  3.05 DELEGATION TO DIRECTOR-OFFICERS.    Subject to the authority granted to
       -------------------------------
the Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, and subject to the authority granted to it by the Board, the Plan Committee may, in its sole discretion and at any time, delegate all or any portion of their authority described below under section 3.06 through section 3.06 to one or more Directors who are also
      ------------         ------------
Director-Officers, provided that the Board or the Plan Committee (as the case may be) ratifies such actions by such designated Director-Officers. Notwithstanding the foregoing, in the event the Company is then a Reporting Company, no authority shall be delegated to the aforesaid Director-Officers with respect to any matter concerning a grant or award of an Award under the Plan to any Director, Executive Officer or Ten Percent Stockholder.

  3.06 AUTHORITY TO MAKE AWARDS AND TO DETERMINE TERMS AND CONDITIONS OF AWARDS.
       ------------------------------------------------------------------------
Subject to any limitations prescribed by the Articles of Incorporation and Bylaws of the Company, and further subject to the express terms, conditions, limitations and other provisions of the Plan, the Plan Administrator shall have the full and final authority, in its sole discretion at any time and from time-to-time, to do any of the following: (i) designate and/or identify the Persons or classes of Persons who are considered Eligible Persons; (ii) grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount as the Plan Administrator shall determine; (iii) determine the number of Plan Shares to be covered by each Award; (iv) approve forms of Award Agreements for use under the Plan; (v) impose such terms, limitations, restrictions and conditions upon any Award as the Plan Administrator shall deem appropriate and necessary including, without limitation: (1) the date of grant of the Award;
(2) the time or times when Options or SARs may be exercised (which may be based on performance criteria); (3) any vesting and/or forfeiture conditions placed upon any Awards; and (4) and repurchase conditions placed upon grants or awards of Grant Shares; (vi) require as a condition of the grant of an Award that the Recipient surrender for cancellation some or all of any unexercised Options which have previously been granted to the Recipient under the Plan or otherwise (an Award, the grant of which is conditioned upon such surrender; may have a price or value lower (or higher) than the surrendered Option; may cover the same (or a lesser or greater) number of shares of Common Stock as such surrendered Option; may contain such other terms as the Plan Administrator deems appropriate and necessary; and shall be exercisable in or granted in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option); (vii) approve the reduction in the exercise price of any Option or SAR to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or SAR shall have declined since the date such Option or SAR was granted; (viii) determine the type and value of consideration which the Company will accept from Recipients in payment for the exercise of Options and/or the award of Grant Shares; (ix) determine the type and value of consideration which the Company will pay in connection with the exercise of SARs; (x) adopt, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; (xi) modify or amend each Award (subject to ), including the discretionary authority to extend the post-termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan; and (xii) agree to withhold Plan Shares in satisfaction of any applicable Withholding Taxes. In determining the recipient, form and amount of Awards, the Plan Administrator shall consider any factors it may deem relevant such as, by way of example and not limitation or obligation, the Recipient's functions, responsibilities, value of services to the Company, and past and potential contributions to the Company's profitability and sound growth.

  3.07 AUTHORITY TO INTERPRET PLAN; BINDING EFFECT OF ALL DETERMINATIONS.    The
       -----------------------------------------------------------------
Plan Administrator shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to the Plan including, without limitation, all questions relating to whether a Termination Of Recipient has occurred such as, by way of example and not limitation, those relating to the effect of a leave of absence, a change in status from an employee to an independent contractor, and/or any other change in the employer-employee relationship. All interpretations and determinations of the Plan Administrator under the Plan (including, without limitation, determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Administrator selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under the Plan in good faith by the Plan Administrator shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan Administrator shall be personally liable for any action taken or decision made in good faith relating to the Plan, and all Persons constituting the Plan Administrator shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

  3.08 COMPENSATION; ADVISORS.    Members of the Plan Administrator shall
       ----------------------
receive such compensation for their services hereunder as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Administrator in connection with the administration of the Plan shall be borne by the Company. The Plan Administrator may, at the cost of the Company, employ attorneys, consultants, advisors, accountants, appraisers, brokers or other Persons to provide advice, opinions or valuations, and the Plan Administrator shall be entitled to rely upon any such advice, opinions or valuations.

                                  ARTICLE IV

                  SHARES OF COMMON STOCK ISSUABLE UNDER PLAN
                  ------------------------------------------

  4.01 MAXIMUM NUMBER OF SHARES AUTHORIZED UNDER PLAN.    Plan Shares which may
       ----------------------------------------------
be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of Plan Shares which may be issued, whether upon exercise of Options or as a grant of Grant Shares, or in payment of SARs, shall not exceed one million (1,000,000) shares of Common Stock; provided, however, that such number shall be increased by the following
                                                    ----------
(unless and to the extent that such action would cause an Incentive Option to fail to qualify as an Incentive Option under Section 422 of the Code):

       A. Any shares of Common Stock tendered by a Recipient as payment for Option Shares (in connection with the exercise of the associated Option) or Grant Shares;

       B. Any shares of Common Stock underlying any options, warrants or other rights to purchase or acquire Common Stock which options, warrants or rights are surrendered by a Recipient as payment for Option Shares (in connection with the exercise of the associated Option) or Grant Shares;

       C. Any shares of Common Stock subject to an Option which, for any reason, is terminated unexercised or expires;

       D. Any Forfeitable Grant Shares which, for any reason, are forfeited by the holder thereof or repurchased by the Company; and

       E. Any SAR Shares subject to an Independent SAR which, for any reason, is terminated unexercised or expires.

  4.02 CALCULATION OF NUMBER OF SHARES AVAILABLE FOR AWARDS.    For purposes of
       ----------------------------------------------------
calculating the maximum number of Plan Shares which may be issued under the Plan, the following rules shall apply:

       A. When Options are exercised, and when cash is used as full payment for Option Shares issuable upon exercise of such Options, all Option Shares
                                                          ---
issued in connection with such exercise (including Option Shares, if any, withheld in satisfaction of any applicable Withholding Taxes) shall be counted;

       B. When Options are exercised, and when shares of Common Stock are used as full or partial payment for Option Shares issuable upon exercise of such Options, the net Option Shares issued in connection with such exercise
            ----
(including Option Shares, if any, withheld in satisfaction of any Applicable Withholding Tax Requirements) shall be counted;

       C. When Grant Shares are granted, and when shares of Common Stock are used as full or partial payment therefore, the net Grant Shares issued (including Grant Shares, if any, withheld in satisfaction of any applicable Withholding Taxes) shall be counted;

       D. When SARs are exercised, only the Plan Shares issued in payment thereof (including Plan Shares, if any, withheld in satisfaction of any applicable Withholding Taxes) shall be counted; and

       E. If the exercise price of an Option or SAR is reduced, the transaction will be treated as a cancellation of the Option or SAR, and the grant of a new Option or SAR.

  4.03 DATE OF AWARDS.    The date an Award is granted shall mean the date
       --------------
selected by the Plan Administrator as of which the Plan Administrator allots a specific number of Plan Shares to a Recipient with respect to such Award pursuant to the Plan.

                                   ARTICLE V

                      OPTIONS (TO PURCHASE OPTION SHARES)
                      -----------------------------------

  5.01 GRANT.    The Plan Administrator may from time to time, and subject to
       -----
the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any Eligible Person one or more options ("Options") to purchase the number of Plan Shares allotted by the Plan Administrator ("Option Shares"), which Options shall be designated as Non-Qualified Options or Incentive Options; provided, however, no Incentive Option shall be granted to any Person who is not an "employee" (within the meaning of Sections 422(a)(2) and 3401(c) of the Code) of the Company and/or of any Parent and/or of any Subsidiary.

          All Options shall be Non-Qualified Options unless expressly stated by the Plan Administrator to be an Incentive Option, even if the terms and conditions of the Option comply with the terms and conditions of Section 422 of the Code. No Incentive Option may be granted in tandem with any other Option. The grant of an Option shall be evidenced by a written Stock Option Certificate, executed by the Recipient and an authorized officer of the Company, stating:
(i) whether the Option is an Incentive Option, if applicable; (ii) the number of Option Shares subject to the Option; (iii) the Option Price (as such term is defined below) for the Option; and (iv) all other material terms and conditions of such Option.

  5.02 OPTION PRICE.    The purchase price per Option Share deliverable upon the
       ------------
exercise of an Option (the "Option Price") shall be such price as may be determined by the Plan Administrator; provided, however: (i) if the Option is an Incentive Option, the Option Price per Option Share may not be less than the Fair Market Value of a share of Common Stock as of the date of the grant, unless the Recipient of the Option is a Ten Percent Stockholder at the time of grant, in which case the Option Price per Option Share may not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) the Option Price per Option Share shall not be less than that allowed under the Applicable Laws; and (iii) under no circumstances shall the Option Price per Option Share be less than the then current par value per share of Common Stock.

  5.03 OPTION TERM; EXPIRATION.    The term of each Option shall commence at the
       -----------------------
grant date for such Option as determined by the Plan Administrator, and shall expire (unless an earlier expiration date is expressly provided in the underlying Stock Option Certificate or another section of the Plan including, without limitation, section 5.05), on the first business day prior to the ten
                    ------------
(10) year anniversary of the date of grant thereof; provided, however, notwithstanding the foregoing, any Incentive Options granted to a Ten Percent Stockholder shall terminate on the first business day prior to the five (5) year anniversary of the date of grant thereof. Except as limited by the requirements of Section 422(b)(3) of the Code in the case of Incentive Options, and Section 25102(o) of the California Securities Act and Regulation 240.140.41 promulgated thereunder with respect to Options granted under Section 25102(o) of the California Securities Act, the Plan Administrator may extend the term of any outstanding Option should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

  5.04 EXERCISE DATE.    Unless a later exercise date is expressly provided in
       -------------
the underlying Stock Option Certificate or another section of the Plan, each Option shall become exercisable on the later of: (i) the date of its grant as
                                       -----
determined by the Plan Administrator; or (ii) the date of delivery to the Recipient, and execution by the Company and the Recipient, of the underlying Stock Option Certificate evidencing the grant of the Option. No Option shall be exercisable after the expiration of its applicable term as set forth in section
                                                                        -------
5.03.  Subject to the foregoing, each Option shall be exercisable in whole or in
----
part during its applicable term unless expressly provided otherwise in the underlying Stock Option Certificate.

  5.05 VESTING CONDITIONS.    Subject to the limitations in Article X relating
       ------------------                                   ---------
to Termination Of Recipient, the Plan Administrator may subject any Options granted to such vesting conditions as the Plan Administrator, in its sole discretion, determines are appropriate and necessary, such as, by way of example and not obligation: (1) the attainment of goals by the Recipient; (2) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary;
(3) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or
(4) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary. If no vesting is expressly provided in the underlying Stock Option Certificate, the Option Shares shall be deemed fully vested upon date of grant. Where vesting conditions are based upon continued performance of services to the Company, the special rules of Article X relating to Termination Of Recipient
                              ---------
shall apply. No vesting conditions may be imposed which are not permitted, or exceed those permitted, under the exemption from registration or qualification to be relied upon under applicable Securities Laws, as selected by the Company in its sole discretion. For example, Options granted in reliance upon the exemption afforded by Section 25102(o) of the California Securities Act and Regulation 260.140.41(f) promulgated thereunder, shall provide for the vesting of Option Shares (for Recipients other than Executive Officers, Directors and/or
                                 -----
Consultants) for a period of time which do not exceed five (5) years from date of grant of the Option, and which do not vest at least twenty percent (20%) per year on a cumulative basis from date of grant (i.e., 0% upon grant, 20% after one year, 40% after two years, etc.). If no vesting is expressly provided in the underlying Stock Option Certificate, the Option Shares shall be deemed fully vested upon date of grant. The Plan Administrator may waive the acceleration of any vesting and/or expiration provision of any outstanding Option should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

  5.06 MANNER OF EXERCISE.    An exercisable Option, or any exercisable portion
       ------------------
thereof, may be exercised solely by delivery of all of the following to the Secretary of the Company at its principal executive offices prior to the time when such Option (or such portion) becomes unexercisable under this Article V:
                                                                    ---------
(i) a Notice of Exercise of Stock Option in the form attached to the underlying Stock Option Certificate, duly signed by the Recipient or other Person then entitled to exercise the Option or portion thereof, stating the number of Option Shares to be purchased by exercise of the associated Option; (ii) subject to
Article VIII relating to non-cash form of consideration, payment in full for the
------------
Option Shares to be purchased by exercise of the underlying Option, together with payment in satisfaction of any applicable Withholding Taxes (collectively, the "Gross Option Exercise Price"), in immediately available funds, in U.S. dollars; provided, however, the Plan Administrator may, in its sole discretion, permit a delay in payment of the Gross Option Exercise Price for a period of up to thirty (30) days; (iii) a Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse; (iv) in the event that the Option or portion thereof shall be exercised by any Person other than the Recipient, appropriate proof of the right of such person or persons to exercise the Option or portion thereof; and (v) Such documents, representations and undertakings as provided in the Stock Option Certificate and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 13.01.
                                                                  -------------

  5.07 NET CONVERSION OF OPTION.    Notwithstanding section 5.06, if and to the
       ------------------------                     ------------
extent expressly permitted in the underlying Stock Option Certificate, or if and to the extent otherwise consented to by the Plan Administrator in writing, the Recipient may convert an Option, in whole or in part, into such net number of Option Shares as shall be determined by dividing (x) the difference between (I) the aggregate Fair Market Value of the total number Option Shares to be exercised as of the conversion date, together with payment in satisfaction of any applicable Withholding Taxes, and (II) the aggregate Exercise Price of such total number of Option Shares, by (y) the Fair Market Value of one Option Share as of the date of conversion. The Recipient shall, in the event of such permitted conversion, tender to the Company all of the items described in section 5.06 with respect to the underlying Option (other than section 5.06 to
------------                                                   -------------
the extent payment therefore is not required by operation of this section 5.07).
                                                                  ------------

  5.08 GRANT OF REPLACEMENT OPTIONS.    In the event:  (i)  the Gross Option
       ----------------------------
Exercise Price is paid in the form of shares of Common Stock owned by the Recipient pursuant to section 1 of ; and (ii) the exercising Recipient is then
                      ---------
an Eligible Person, then the Plan Administrator in its sole discretion may, or the Plan Administrator (if and to the extent expressly required by the underlying Stock Option Certificate) shall, grant to the exercising Recipient options (the "Replacement Options") entitling the exercising Recipient to purchase such number of Plan Shares as shall equal the number of shares of Common Stock delivered to the Company in payment of the Gross Option Exercise Price with respect to the underlying Stock Option Certificate. The Replacement
Option: (1) shall be immediately exercisable upon its grant (without any vesting conditions); (2) shall have an Option Price for each Option Share which equals the Fair Market Value of the Common Stock so paid as determined for purposes of payment pursuant to section 1 of ; (3) shall have an Option Term co-
                                ---------
terminus with that of the underlying Option; and (4) shall contain such other terms and conditions as contained in the underlying Stock Option Certificate. Shares of Common Stock received by the Recipient in connection with the grant of the Replacement Option may not be used as consideration in connection with the exercise of the Replacement Option, unless such shares of Common Stock have been held by the Recipient for a period of at least one (1) year, and such form of payment is otherwise permitted pursuant to the terms of Article VIII. Each
                                                        ------------
Replacement Option shall be a Non-Qualified Option, even if the underlying Option was an Incentive Option or the terms and conditions of the Replacement Option would comply with the terms and conditions of Section 422 of the Code. The grant of a Replacement Option shall be evidenced by a written Stock Option Certificate, executed by the Recipient and an authorized officer of the Company, stating: (A) the number of Option Shares subject to the Option; (B) the Option Price (determined in the manner prescribed above in this section) for the Option; and (C) all other material terms and conditions of such Option.

  5.09 CONDITIONS TO ISSUANCE OF OPTION SHARES.    The Company shall not be
       ---------------------------------------
required to issue or deliver any certificate or certificates representing the Option Shares purchased upon exercise of any Option or any portion thereof prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 5.06; (ii) the receipt by the Company of full
                       ------------
payment for such Option Shares, together with payment in satisfaction of any applicable Withholding Taxes; (iii) subject to Article XIII, the satisfaction of
                                               ------------
any requirements or conditions of the Applicable Laws; and (iv) the lapse of such reasonable period of time following the exercise of the Option as the Plan Administrator may establish from time-to-time for administrative convenience.

  5.10 NOTICE OF DISPOSITION OF OPTION SHARES ACQUIRED BY EXERCISE OF INCENTIVE
       ------------------------------------------------------------------------
OPTIONS.    The Plan Administrator may require any Recipient who is an Employee
-------
who acquires any Option Shares pursuant to the exercise of an Incentive Option to give the Company prompt notice of any "disposition" (within the meaning of Section 422(a)(1) of the Code) of such Option Shares within (i) two (2) years from the date of grant of the underlying Incentive Option, or (ii) one (1) year after the issuance of such Option Shares to such Employee. The Plan Administrator may direct that the certificates evidencing such Option Shares refer to such requirement to give prompt notice.

                                  ARTICLE VI

                                 GRANT SHARES
                                 ------------

  6.01 GRANT.    The Plan Administrator may from time to time, and subject to
       -----
the provision of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any Eligible Person one or more Plan Shares allotted by the Plan Administrator ("Grant Shares"). The grant of Grant Shares or grant of the right to receive Grant Shares shall be evidenced by a written Stock Grant Agreement, executed by the Recipient and an authorized officer of the Company on or before the time of the grant of such Grant Shares, setting forth: (i) the number of Grant Shares granted; (ii) the consideration (if any) for such Grant Shares; and (iii) all other material terms and conditions of such grant.

  6.02 CONSIDERATION (PURCHASE PRICE).    The Plan Administrator, in its sole
       ------------------------------
discretion, may grant or award Grant Shares in any of the following instances:

       A.   AS BONUS/REWARD.    As a "bonus" or "reward" for services previously
            ---------------
rendered and otherwise fully compensated, in which case the recipient of the Grant Shares shall not be required to pay any consideration to the Company for such Grant Shares, and the value of each Grant Shares shall be the Fair Market Value of a share of Common Stock on the date of grant.

       B.   AS COMPENSATION.    As "compensation" for the previous performance
            ---------------
or future performance of services or attainment of goals, in which case the recipient of the Grant Shares shall not be required to pay any consideration to the Company for such Grant Shares (other than the performance of the Recipient's services), and the value of each Grant Share received (together with the value of such services or attainment of goals attained by the Recipient), shall be the Fair Market Value of a share of Common Stock on the date of grant.

       C.   AS PURCHASE PRICE CONSIDERATION.    In "consideration" for the
            -------------------------------
payment of a purchase price to the Company for each of such Grant Shares (the "Stock Grant Purchase Price") in an amount established by the Plan Administrator, provided, however:

          (1) If the Grant Shares are issued in reliance upon the exemption afforded by Section 25102(o) of the California Securities Act, the Stock Grant Purchase Price per each Grant Share may not be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock as of the date of grant of such purchase right or the consummation of such purchase; provided, however, if the Recipient is a Ten Percent Stockholder, the Stock Grant Purchase Price per Grant Share may not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock as of the date of grant of such purchase right or the consummation of such purchase;

          (2) The Stock Grant Purchase Price shall not be less than that allowed under the exemption from registration under the applicable Blue Sky Laws of the state or territory in which the Recipient then resides as selected by the Company in its sole discretion;

          (3) If the Common Stock is traded on a stock exchange or over-the-counter on Nasdaq, the purchase price shall not be less than the minimum price per share permitted by such stock exchange or Nasdaq; and

          (4) Under no circumstances shall the Stock Grant Purchase Price per Grant Share be less than the then current par value per share of Common Stock.

  6.03 TERM; EXPIRATION.    The term in which a Recipient may purchase any Grant
       ----------------
Shares awarded for which the Recipient is required to pay consideration shall commence at the grant date of the underlying Stock Grant Agreement as determined by the Plan Administrator, and shall expire on the date specified in the underlying Stock Grant. Except as limited by the requirements of Section 25102(o) of the California Securities Act and Regulation 240.140.41 promulgated thereunder with respect to Grant Shares granted under Section 25102(o) of the California Securities Act, the Plan Administrator may extend the term of any outstanding Stock Grant Agreement should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

  6.04 DELIVERIES; MANNER OF PAYMENT.    The Grant Shares may be purchased
       -----------------------------
solely by delivery of all of the following to the Secretary of the Company at the principal executive offices at the Company prior to the time the Grant Shares become purchasable under this Article VI: (i) the Stock Grant Agreement
                                     ----------
for the Grant Shares, duly signed by the Recipient; (ii) a Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse; (iii) subject to Article VIII relating to non-cash form of consideration, payment in
           ------------
full of the Stock Grant Purchase Price (where payment thereof is required), together with payment in satisfaction of any applicable Withholding Taxes (collectively, the "Gross Stock Grant Purchase Price"), in immediately available funds, in U.S. dollars; provided, however, the Plan Administrator may, in its sole discretion, permit a delay in payment of the Gross Stock Grant Purchase Price for a period of up to thirty (30) days; (iv) such documents, representations and undertakings as provided in the Stock Grant Agreement and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 13.01.
                      -------------

  6.05 CONDITIONS TO ISSUANCE OF GRANT SHARES.    The Company shall not be
       --------------------------------------
required to issue or deliver any certificate or certificates representing the Grant Shares prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 6.04; (ii) the receipt by the
                                       ------------
Company of full payment (if applicable) for such Grant Shares, together with payment in satisfaction of any applicable Withholding Taxes; (iii) subject to

Article XIII, the satisfaction of any requirements or conditions of the
------------

Applicable Laws; and (iv) the lapse of such reasonable period of time following the award of the Grant Shares as the Plan Administrator may establish from time-to-time for administrative convenience.

                                  ARTICLE VII

                FORFEITURE CONDITIONS PLACED UPON GRANT SHARES
                ----------------------------------------------

  7.01 VESTING CONDITIONS; FORFEITURE OF UNVESTED GRANT SHARES.    Subject to
       -------------------------------------------------------
the limitations in Article X relating to Termination Of Recipient, the Plan
                   ---------
Administrator may subject or condition Grant Shares granted or awarded (hereinafter referred to as "Forfeitable Grant Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Forfeitable Grant Shares as the Plan Administrator, in its sole discretion, may deem appropriate and necessary, such as, by way of example and not obligation: (i) the attainment of goals by the Recipient; (ii) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary; (iii) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or (iv) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary, subject to the provisions set forth below. Where vesting conditions are based upon continued performance of services to the Company, the special rules of Article X relating to Termination Of Recipient
                              ---------
shall apply. In the event the Recipient does not satisfy any vesting conditions, the Company may require the Recipient, subject to the repurchase payment terms of section 7.02, to forfeit such unvested Forfeitable Grant Shares
                 ------------
to the Company. All vesting conditions imposed on the grant of Forfeitable Grant Shares, including repurchase payment terms complying with section 7.02,
                                                                ------------
shall be set forth in a written Stock Grant Agreement, executed by the Company and the Recipient on or before the time of the grant of such Forfeitable Grant Shares, stating the number of said Forfeitable Grant Shares subject to such conditions, and further specifying the vesting conditions. If no vesting conditions are expressly provided in the underlying Stock Grant Agreement, the Grant Shares shall not be deemed to be Forfeitable Grant Shares, and will not be subject to forfeiture. The Plan Administrator may waive the acceleration of any vesting conditions placed upon any Forfeitable Grant Shares should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

  7.02 REPURCHASE OF FORFEITABLE GRANT SHARES WHICH ARE FORFEITED.
       ----------------------------------------------------------

       A.   REPURCHASE RIGHTS AND PRICE.    In the event the Company does not
            ---------------------------
waive its right to require the Recipient to forfeit any or all of such unvested
                                                                       --------
Forfeitable Grant Shares, the Company shall be required to pay the Recipient, for each unvested Forfeitable Grant Share which the Company requires the Recipient to forfeit, the amount per Forfeitable Grant Share set forth in the Stock Grant Agreement, provided, however:

           (1) The repurchase price per Forfeitable Grant Share in any event may not be less that the "original cost" (as such term is defined below) of such Forfeitable Grant Shares to be forfeited or, if elected by the Plan Administrator in its sole discretion and without any obligation to do so in the underlying Stock Grant Agreement, the "book value" (as such term is defined below) of such Forfeitable Grant Shares to be forfeited, if higher than the original cost; and

           (2) If such vesting conditions are based upon Termination Of Recipient as an Employee, and if the Forfeitable Grant Shares to be forfeited were issued in reliance upon the exemption afforded by Section 25102(o) of the California Securities Act, then, based upon the Company's election:

                 (A) In the case of any Recipient other than an Executive Officer, Director, or Consultant, the vesting conditions for the aggregate group of Forfeitable Grant Shares (of which the Grant Shares to be forfeited are a part) must lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date of purchase (i.e., 0% upon grant, 20% after one year, 40% after two years, etc.); or

                 (B) The repurchase price for the Forfeitable Grant Shares to be forfeited may not be less than the "fair value" of such Forfeitable Grant Shares if such price is greater than the original price per share for such shares.

          The "original cost" per Forfeitable Grant Share means the aggregate amount originally paid to the Company by the Recipient (or his, her or its predecessor) to purchase or acquire all of the Grant Shares to be forfeited, divided by the total number of such shares. The amount of consideration paid by any Recipient (or his, her or its predecessor) who originally received the Grant Shares as compensation for services or a bonus, or otherwise without payment of consideration in cash or property, shall be zero

          The "book value" per Forfeitable Grant Share means the difference between the Company's total assets and total liabilities as of the close of business on the last day of the calendar month preceding the date of forfeiture, divided by the total number of shares of Common Stock then outstanding. The book value per Forfeitable Grant Share shall be determined by the independent certified public accountant regularly engaged by the Company. The determination shall be conclusive and binding and made in accordance with generally accepted accounting principles applied on a basis consistent with those previously applied by the Company.

          B. FORM OF PAYMENT.    The repurchase payments to be made by the
             ---------------
Company to a Recipient for forfeited Forfeitable Grant Shares shall be in the form of cash or cancellation of purchase money indebtedness with respect to the initial purchase of said Forfeitable Grant Shares by the Recipient, if any, and must be paid no later than ninety (90) days after the date of termination.

  7.03 RESTRICTIVE LEGEND.    Until such time as all conditions placed upon
       ------------------
Forfeitable Grant Shares lapse, the Plan Administrator may place a restrictive legend on the share certificate representing such Forfeitable Grant Shares which evidences said restrictions in such form, and subject to such stop instructions, as the Plan Administrator shall deem appropriate and necessary, including the following legend with respect to vesting conditions based upon continued provision of services by the Recipient:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN THE EVENT CERTAIN VESTING CONDITIONS BASED UPON THE CONTINUED PROVISION OF SERVICES TO THE COMPANY BY THE HOLDER HEREOF ARE NOT SATISFIED. THIS RISK OF FORFEITURE AND UNDERLYING VESTING CONDITIONS ARE SET FORTH IN FULL IN THAT CERTAIN STOCK GRANT AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND THE COMPANY DATED THE _______DAY OF __________________, _____________, AND THAT
  CERTAIN 1998 STAAR SURGICAL COMPANY STOCK PLAN DATED APRIL ___, 1998, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

          The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Forfeitable Grant Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company.

          The Plan Administrator shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Forfeitable Grant Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Forfeitable Grant Shares which become vested, and remit to the Recipient a share certificate evidencing such vested Grant Shares.

                                 ARTICLE VIII,

                        NON-CASH PURCHASE CONSIDERATION
                        -------------------------------

     Notwithstanding section 5.06 or section 6.04, if and to the extent
                     ------------    ------------
expressly permitted in the underlying Stock Option Certificate or Stock Grant Agreement (as the case may be), or if and to the extent otherwise consented to by the Plan Administrator in writing, payment of the Gross Option Exercise Price or the Gross Stock Grant Purchase Price (as the case may be) may be made by one or more of the following non-cash forms of payment in lieu of cash consideration:

          (1) Shares of Common Stock owned by the Recipient duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal (i) in the case of the exercise of an Option, to the aggregate Gross Option Exercise Price of the Option Shares with respect to which the Option or portion thereof is thereby exercised, or (ii) in the case of the purchase of Grant Shares, to the Gross Stock Grant Purchase Price;

          (2) The surrender or relinquishment of options (other than with respect to the underlying Option), warrants or other rights to acquire Common Stock held by the Recipient, with a Fair Market Value on the date of delivery (or date of grant if permitted by the Plan Administrator) equal
     (i) in the case of the exercise of an Option, to the aggregate Gross Option Exercise Price of the Option Shares with respect to which the Option or portion thereof is thereby exercised, or (ii) in the case of the purchase of Grant Shares, to the Gross Stock Grant Purchase Price;

          (3) A reduction in the amount of any Company liability to the Recipient, including any liability attributable to the Recipient's participation in any Company-sponsored deferred compensation program or arrangement;

          (4) A full recourse promissory note bearing interest at a rate as shall then preclude the imputation of interest under the Code, and payable upon such terms as may be prescribed by the Plan Administrator. The Plan Administrator shall prescribe the form of such note and the security to be given for such note. Notwithstanding the foregoing, no Option may be exercised by delivery of a promissory note or by a loan from the Company if such loan or other extension of credit is prohibited by law at the time of exercise of this Option or does not comply with the provisions of Regulation G promulgated by the Federal Reserve Board with respect to "margin stock" if the Company and the Recipient are then subject to such Regulation;

          (5) Any combination of the foregoing methods of payment; and/or

          (6) Such other good and valuable consideration and method of payment for the issuance of Plan Shares to the extent permitted by Applicable Laws.

                                  ARTICLE IX

                           STOCK APPRECIATION RIGHTS
                           -------------------------

  9.01 GRANT.    The Plan Administrator may from time to time, and subject to
       -----
the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, in its sole discretion, grant to any Eligible Person the following Stock Appreciation Rights ("SARs"): (i) in connection with all or any part of an Option granted to such Eligible Person, either concurrently with the grant of such underlying Option or at any time thereafter during the term of such underlying Option (a "Tandem SAR"); or (ii) independently of the grant of any Option to such Eligible Person (an "Independent SAR"). The grant of an SAR shall be evidenced by a written Stock Appreciation Rights Agreement ("SAR Agreement"), executed by the Recipient and an authorized officer of the Company, stating: (1) if the SAR is a Tandem SAR, the underlying Option to which the SAR relates; (2) if the SAR is an Independent SAR, the number of Plan Shares covered by the SAR (the "SAR Shares"); (3) if the SAR is an Independent SAR, the term of the SAR; and (4) all other material terms and conditions of such SAR.

  9.02 TANDEM SARS.    The following provisions apply to each grant of a Tandem
       -----------
SAR:

     A. The Tandem SAR shall entitle the Recipient to exercise such Tandem SAR by surrendering to the Company unexercised a portion of the underlying Option. The Recipient shall receive in exchange from the Company an amount equal to the excess of (x) the aggregate Fair Market Value on the date of exercise of the Tandem SAR of the Option Shares covered by the surrendered portion of the underlying Option, over (y) the aggregate Option Price of the Option Shares covered by the surrendered portion of the underlying Option. Notwithstanding the foregoing, the Plan Administrator may place limits on the amount that may be paid upon exercise of a Tandem SAR; provided, however, that such limit shall not restrict the exercisability of the underlying Option;

     B. When a Tandem SAR is exercised, the underlying Option, to the extent surrendered, shall no longer be exercisable;

     C. A Tandem SAR shall be exercisable only when and to the extent that the underlying Option is exercisable, and shall expire no later than the date on which such underlying Option expires; and

     D. A Tandem SAR may only be exercised at a time when the Fair Market Value of the Option Shares covered by the underlying Option exceeds the exercise price of the Option Shares covered by the underlying Option.

  9.03 INDEPENDENT SARS.    The following provisions apply to each grant of an
       ----------------
Independent SAR:

     A. The Independent SAR shall entitle the Recipient, by exercising the Independent SAR, to receive from the Company an amount equal to the excess of
(x) the Fair Market Value of the SAR Shares covered by exercised portion of the Independent SAR, as of the date of such exercise, over (y) the Fair Market Value of the SAR Shares covered by the exercised portion of the Independent SAR, as of the date on which the Independent SAR was granted; provided, however, that the Plan Administrator may place limits on the amount that may be paid upon exercise of a Independent SAR; and

     B. Independent SARs shall be exercisable, in whole or in part, at such times as the Plan Administrator shall specify in the SAR Agreement.

  9.04 FORM OF PAYMENT.    The Company's obligation arising upon the exercise of
       ---------------
(i) Tandem SARs shall be paid in cash; and (ii) Independent SARs shall be paid in cash or SAR Shares, or in any combination of cash and SAR Shares, as the Plan Administrator, in its sole discretion, may determine; provided, however, the Plan Administrator may, in the case of the exercise of either Tandem SARs or Independent SARS, withhold such amount of cash and, if applicable, SAR Shares, as the Plan Administrator deems necessary to satisfy any applicable Withholding Taxes. SAR Shares issued upon the exercise of an Independent SAR shall be valued at their Fair Market Value as of the date of exercise.

  9.05 SAR TERM; EXPIRATION.    The term of each SAR shall commence at the grant
       --------------------
date for such SAR as determined by the Plan Administrator, and shall expire (unless, in the case of a Tandem SAR, an earlier expiration date is expressly provided in the underlying SAR Agreement or another section of the Plan including, without limitation, section 9.07), on the first business day prior to
                               ------------
the ten (10) year anniversary of the date of grant thereof. The Plan Administrator may extend the term of any outstanding SAR should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

  9.06 EXERCISE DATE.    Unless a later exercise date is expressly provided in
       -------------
the underlying SAR Agreement or another section of the Plan, each SAR shall become exercisable on the later of: (i) the date of its grant as determined by
                          -----
the Plan Administrator; or (ii) the date of delivery to the Recipient, and execution by the Company and the Recipient, of the underlying SAR Agreement evidencing the grant of the SAR. No SAR shall be exercisable after the expiration of its applicable term as set forth in section 9.05. Subject to the
                                                  ------------
foregoing, each SAR shall be exercisable in whole or in part during its applicable term unless expressly provided otherwise in the underlying SAR Agreement.

  9.07 VESTING CONDITIONS.    Subject to the limitations in Article X relating
       ------------------                                   ---------
to Termination Of Recipient, the Plan Administrator may subject any SARs granted to such vesting conditions (in addition, in the case of any Tandem SARs, to such vesting conditions as are specified in the underlying Option) as the Plan Administrator, in its sole discretion, determines are appropriate and necessary, such as, by way of example and not obligation: (1) the attainment of goals by the Recipient; (2) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary; (3) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or (4) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary. Where vesting conditions are based upon continued performance of services to the Company, the special rules of Article X
                                                                       ---------
relating to Termination Of Recipient shall apply. If no vesting is expressly provided in the underlying SAR Agreement, the SAR shall be deemed fully vested upon date of grant (subject, in the case of any Tandem SAR, to such vesting conditions as are specified under the underlying Option). The Plan Administrator may waive the acceleration of any vesting and/or expiration provision of any outstanding SAR should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

   9.08 MANNER OF EXERCISE.    An exercisable SAR, or any exercisable portion
        ------------------
thereof, may be exercised solely by delivery of all of the following to the Secretary of the Company at its principal executive offices prior to the time when such SAR (or such portion) becomes unexercisable under this Article IX:
                                                                 ----------
(i) a Notice of Exercise of the SAR in the form attached to the underlying SAR Agreement, duly signed by the Recipient or other Person then entitled to exercise the SAR or portion thereof, stating the number of Option Shares (in the case of a Tandem SAR) or SAR Shares (in the case of an Independent SAR) to be exercised; (ii) a Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse; (iii) in the event that the SAR or portion thereof shall be exercised by any Person other than the Recipient, appropriate proof of the right of such person or persons to exercise the SAR or portion thereof; (iv) such documents, representations and undertakings as provided in the SAR Agreement and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 13.01.
                                   -------------

   9.09 CONDITIONS TO ISSUANCE OF SAR SHARES.    The Company shall not be
        ------------------------------------
required to issue or deliver any certificate or certificates representing the SAR Shares purchased upon exercise of any Independent SAR or any portion thereof prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 9.08; (ii) the receipt by the Company of full
                           ------------
payment in satisfaction of any applicable Withholding Taxes; (iii) subject to

Article XIII, the satisfaction of any requirements or conditions of
------------
the Applicable Laws; and (iv) the lapse of such reasonable period of time following the exercise of the Independent SAR as the Plan Administrator may establish from time-to-time for administrative convenience.

                                  ARTICLE X

                    SPECIAL RULES FOR VESTING OR FORFEITURE
             CONDITIONS BASED ON CONTINUED PERFORMANCE OF SERVICES
             -----------------------------------------------------

 10.01 LAPSE OF UNVESTED OPTIONS, UNVESTED SARS, AND FORFEITABLE GRANT SHARES.
       ----------------------------------------------------------------------
Where vesting conditions are imposed upon Options or SARs, or forfeiture conditions are imposed upon Forfeitable Grant Shares, and such conditions are based upon continued performance of services to the Company, then, in the event of Termination Of Recipient: (i) in the case of unvested Options, the
                                                 --------
prospective right to purchase unvested Option Shares shall immediately lapse
                              --------
upon such termination if not exercised prior thereto; (ii) in the case of unvested SARs, the prospective right to exercise the unvested portion of such
--------
SARs shall immediately lapse upon such termination if not exercised prior thereto; and (iii) in the case of unvested Forfeitable Grant Shares, all such
                                  --------
unvested Forfeitable Grant Shares shall be immediately forfeited upon such termination unless such forfeiture is expressly waived in writing by the Company; provided, however, in each of the foregoing cases, the Plan Administrator may, but without any obligation to do so, provide in the underlying Award Agreement that such unvested Options, SARs or Forfeitable Grant Shares shall immediately vest upon the occurrence of one or more of the
             ----------------
following events as selected by the Plan Administration in its sole and absolute discretion: (1) in the event of Termination of Recipient where such termination is made by the Recipient and constitutes Termination By Recipient For Good Reason; (2) in the event of Termination of Recipient where such termination is made by the Company but does not constitute Termination By Company For Cause; and/or (3) in the event of Termination of Recipient due to his or her death or Disability.

 10.02 IMMEDIATE VESTING OF UNVESTED OPTIONS, UNVESTED SARS, AND FORFEITABLE
       ---------------------------------------------------------------------
GRANT SHARES UPON SPECIFIED EVENTS.    The Plan Administrator may, but without
----------------------------------
any obligation to do so, provide in the underlying Award Agreement that unvested Options, SARs or Forfeitable Grant Shares shall immediately vest upon the
                                                ----------------
occurrence of one or more of the following events as selected by the Plan Administration in its sole and absolute discretion: (i) in the event of a Change In Control; and/or (ii) in the event of an Approved Corporate Transaction.

 10.03 ACCELERATION OF EXPIRATION DATE - VESTED OPTIONS AND SARS.    Where
       ---------------------------------------------------------
vesting conditions are imposed upon Options or SARs, and such conditions are based upon continued performance of services to the Company, then, in the event of Termination Of Recipient, unless otherwise expressly waived or extended by the underlying Award Agreement, the following rules shall apply:

          (1) The expiration date for vested Options and vested SARs shall be
                  ---------- ----     ------             ------
     accelerated to thirty (30) days after the effective date of Termination Of Recipient (but not less than six (6) months in the event of the Recipient's death or Disability with respect to an Option granted pursuant to the exemption afforded by Section 25102(o) of the California Securities Act and Regulation 260.140.41(g) promulgated thereunder); provided, however, the Plan Administrator may, but without any obligation to do so, provide in the underlying Award Agreement that the expiration date for vested Options or
                                                             ------
     vested SARs shall not be accelerated in any event, or be accelerated to a
     ------
     date later than said thirty (30) days after the effective date of Termination Of Recipient, in any of the following events as selected by the Plan Administration in its sole and absolute discretion: (i) in the event of Termination of Recipient where such termination is made by the Recipient and constitutes Termination By Recipient For Good Reason; (ii) in the event of Termination of Recipient where such termination is made by the Company but does not constitute Termination By Company For Cause; and/or (iii) in the event of Termination of Recipient due to his or her death or Disability.

          (2) The expiration date for unvested Options and unvested SARs
                  ---------- ----     --------             --------
     (insofar as they do not become immediately vested pursuant to section
                                                                   -------
     10.02)) shall be upon Termination Of Recipient if earlier than the
     ------
     expiration date specified in section 5.03 in the case of an Option and
                                  -------------
     section 9.05 in the case of an SAR.
     ------------

                                ARTICLE XI

                        ASSIGNABILITY OF CERTAIN AWARDS
                        -------------------------------

     11.01  EXERCISE OF OPTIONS AND SARS. Options and SARs (whether vested or
            ----------------------------
unvested) may be exercised only by the original Recipient thereof or, to the extent a Transfer is permitted pursuant to section 11.02 and/or section 11.03
                                           -------------        -------------
below, by a permitted transferee of such Options or SARs.

     11.02  TRANSFER OF OPTIONS, SARS AND UNVESTED FORFEITABLE GRANT SHARES.
            ---------------------------------------------------------------
Except as provided in section 11.03 below, neither Options and SARs (whether
                      -------------
vested or unvested), nor unvested Forfeitable Grant Shares, may be Transferred
                         --------
by a Recipient, including upon the Death of a Recipient and/or pursuant to a Qualified Domestic Relations Order as defined by Section 414(p) of the Code, unless (A) such Transfer is expressly permitted in the underlying Award
------
Agreement, or (B) the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing; provided, however, anything in the preceding sentence to the contrary notwithstanding, the following Options may not in any circumstances be Transferred:

          A. Incentive Options, except to the extent such Transfer (if otherwise permitted under the terms of the Stock Option Certificate or by the Plan Administrator) will not violate Section 422(b)(5) of the Code (i.e., any Transfer {including Transfers pursuant to Qualified Domestic Relations Orders} other than Transfers to a deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient);

          B. Options granted pursuant to the exemption afforded by Section 25102(o) of the California Securities Act, except to the extent such Transfer (if otherwise permitted under the terms of the Stock Option Certificate or by the Plan Administrator) will not violate Section 25102(o) (i.e., any Transfer {including Transfers pursuant to Qualified Domestic Relations Orders} other than Transfers to a deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient);

          C. Options registered under the Securities Act with the Commission on Form S-8; and/or

          D. Options granted pursuant to any other exemption from registration or qualification to be relied upon by the Company under applicable Securities Laws which prohibits such assignment.

  11.03  DEATH OF RECIPIENT. Upon the death of the Recipient (if the Recipient
         ------------------
is a natural Person, vested Options, vested SARs and unvested Forfeitable Grant
                     ------          ------          --------
Shares may, if such Transfer is expressly permitted in the underlying Award Agreement, or if the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing, be Transferred to such Persons who are the deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient (the "Recipient's Successors") and, in the case of vested Options, and vested SARs,
                                              ------              ------
may thereafter be exercised by the Recipient's Successors. Options, SARs and unvested Forfeitable Grant Shares so Transferred shall not be further
--------
Transferred by the Recipient's Successors except to the extent the original Recipient of such Options, SARs and unvested Forfeitable Grant Shares would have
                                    --------
been permitted to Transfer such Options and SARs pursuant to section 11.02.
                                                             -------------

     11.04  EFFECT OF PROHIBITED TRANSFER OR EXERCISE. Any Transfer or exercise
            -----------------------------------------
of any Option or SAR or unvested Forfeitable Grant Share so Transferred in
                        --------
violation of this Article XI shall be null and void ab initio and of no further
                  ----------
force and effect.

     11.05 APPLICATION TO VESTED GRANT SHARES. Under no circumstances shall the
           ----------------------------------
prohibition against Transfer contained in this Article XI be construed to apply
                                               ----------
to vested Grant Shares.
   ------

                                ARTICLE XII

              NO STOCKHOLDER RIGHTS FOR HOLDERS OF OPTIONS OR SARS
              ----------------------------------------------------

     The Recipient of any Option or SAR (whether vested or unvested) shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to the Option Shares underlying the Option or SAR Shares underlying the SAR including, by way of example and not limitation, the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends, distributions, subscription rights or otherwise, unless and until all conditions for exercise of the Option or SARs shall be satisfied, and the Option or SAR duly exercised and underlying Option Shares or SAR Shares duly issued and delivered, at which time the Recipient shall become a stockholder of the Company with respect to such issued Option Shares or SAR Shares and, in such capacity, shall thereafter be fully entitled to receive dividends (if any are declared and paid), to vote, and to exercise all other rights of a stockholder with respect to such issued Option Shares or SAR Shares.

                                ARTICLE XIII

                   COMPLIANCE WITH APPLICABLE SECURITIES LAWS
                   ------------------------------------------

  13.01  REGISTRATION OR EXEMPTION FROM REGISTRATION.    Unless expressly
         -------------------------------------------
stipulated in the underlying Award Agreement, in no event shall the Company be required at any time to register any securities issued under or derivative from the Plan, including any Option, Option Shares, Grant Shares or SAR Shares awarded or granted hereunder (the "Plan Securities"), under the Securities Act (including, without limitation, as part of any primary or secondary offering, or pursuant to Form S-8) or to register or qualify the Plan Securities under any applicable Securities Laws. In the event the Company does not register or qualify the Plan Securities, the Plan Securities shall be issued in reliance upon such exemptions from registration or qualification under the applicable Securities Laws that the Company and its legal counsel, in their sole discretion, shall determine to be appropriate and necessary with respect to any particular offer or sale of securities under the Plan including, without limitation:

     A. In the case of applicable federal Securities Laws, any of the following if available: (1) Section 3(a)(11) of the Securities Act for intrastate offerings and Rule 147 promulgated thereto; (2) Section 3(b) of the Securities Act for limited offerings and Rule 701 promulgated thereto and/or Rules 504 and/or 505 of Regulation D promulgated thereto, and/or (3) Section 4(2) of the Securities Act for private offerings and Rule 506 of Regulation D promulgated thereto; and

     B. In the case of applicable Blue Sky Laws, the requirements of any applicable exemptions from registration or qualification afforded by such Blue Sky Laws including, in the case of a Recipient residing in the State of California, the exemptions afforded by Sections 25102(f) or 25102(o).

  13.02  FAILURE OR INABILITY TO OBTAIN REGULATORY CONSENTS OR APPROVALS.    In
         ---------------------------------------------------------------
the event the Company is unable to obtain, without undue burden or expense, such consents or approvals that may be required from any applicable regulatory authority (or may be deemed reasonably necessary or advisable by legal counsel for the Company) with respect to the applicable exemptions from registration or qualification under the applicable Securities Laws which the Company is reasonably relying upon, the Company shall have no obligation under this Agreement to issue or sell the Plan Securities until such time as such consents or approvals may be reasonably obtained without undue burden or expense, and the Company shall be relieved of all liability therefor; provided, however, the Company shall, if requested by the Recipient, rescind the Recipient's investment decisions and return all funds or payments made by the Recipient to the Company should the Company fail to obtain such consents or approvals within a reasonable time after the Recipient tenders such funds or property to the Company.

  13.03  PROVISION OF OTHER DOCUMENTS, INCLUDING RECIPIENT'S REPRESENTATIVE'S
         --------------------------------------------------------------------
LETTER.    If requested by the Company, the Recipient shall provide such further
------
representations or documents as the Company or its legal counsel, in their reasonable discretion, deem necessary or advisable in order to effect compliance with the conditions of any and all of the aforesaid exemptions from registration or qualification under the applicable Securities Laws which the Company is relying upon, or with all applicable rules and regulations of any applicable securities exchanges or Nasdaq. If required by the Company, the Recipient shall provide a Recipient's Representative's Letter from a purchaser representative with credentials reasonably acceptable to the Company to the effect that such purchaser representative has reviewed the Recipient's proposed investment in the Plan Securities and has determined that an investment in the Plan Securities:
(i) is appropriate in light of the Recipient's financial circumstances, (ii) that the purchaser representative and, if applicable, the Recipient, have such knowledge and experience in financial and business matters that such persons are capable of evaluating the merits and risks of an investment in the Plan Securities, and (iii) that the purchaser representative and, if applicable, the Recipient, have such business or financial experience to be reasonably assumed to have the capacity to protect the Recipient's interests in connection with the purchase of the Plan Securities.

  13.04  LEGEND ON PLAN SHARES.    In the event the Company delivers
         ---------------------
unregistered Plan Shares, the Company reserves the right to place the following legend or such other legend as it deems necessary on the share certificate or certificates to comply with the applicable Securities Laws being relied upon by the Company.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT INCLUDING, WITHOUT LIMITATION, RULE 701 TO SECTION 3(b) OF THE SECURITIES ACT OF 1933, OR (2) REGISTERED OR QUALIFIED, AS THE CASE MAY BE, UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES OR PROVINCE OF CANADA WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, AFFORDED BY SUCH STATE OR TERRITORIAL SECURITIES LAWS. [[for Recipients
                                                             --------------
residing in California: INCLUDING, WITHOUT LIMITATION, [[SECTION 25102(f)]]
----------------------
[[SECTION 25102(o)]] OF THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED]]. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS WELL AS UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES AS MAY THEN BE APPLICABLE, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A NO-ACTION OR INTERPRETIVE LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE OR TERRITORIAL SECURITIES REGULATORY AGENCY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.

                                  ARTICLE XIV

                        REPORTS TO RECIPIENTS OF AWARDS
                        -------------------------------

  14.01  FINANCIAL STATEMENTS.   The Company shall provide each Recipient with
         --------------------
the Company's financial statements at least annually.

  14.02  INCENTIVE STOCK OPTION REPORTS.    The Company shall provide, with
         ------------------------------
respect to each holder of an Incentive Option who has exercised such Incentive Option, on or before January 31st of the year following the year of exercise of such Incentive Option, a statement containing the following information: (i) the Company's name, address, and taxpayer identification number; (ii) the name, address, and taxpayer identification number of the Person to whom Option Shares were issued by the Company upon exercise of the Incentive Option; (iii) the date the Incentive Option was granted; (iv) the date the Option Shares underlying the Incentive Option were issued pursuant to the exercise of the Incentive Option;
(v) the Fair Market Value of the Option Shares on date of exercise; (vi) the number of Option Shares issued upon exercise of the Incentive Option; (vii) a statement that the Incentive Option was an incentive stock option; and (viii) the total cost of the Option Shares.

                                  ARTICLE XV

                                  ADJUSTMENTS
                                  -----------

  15.01  COMMON STOCK RECAPITALIZATION OR RECLASSIFICATION; COMBINATION OR
         -----------------------------------------------------------------
REVERSE STOCK SPLIT; FORWARD STOCK SPLIT.    If (i) outstanding shares of Common
----------------------------------------
Stock are subdivided into a greater number of shares by reason of recapitalization or reclassification, (ii) a dividend in Common Stock shall be paid or distributed in respect of the Common Stock, then the number of Plan Shares, if any, available for issuance under the Plan, and the Option Price of any outstanding Options in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased and reduced, respectively. If outstanding shares of Common Stock are combined into a lesser number of shares by reason of combination or reverse stock split, then the number of Plan Shares, if any, available for issuance under the Plan, and the Option Price of any outstanding Option in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately reduced and increased, respectively.

  15.02  CONSOLIDATION OR MERGER; EXCHANGE OF SECURITIES; DIVISIVE
         ---------------------------------------------------------
REORGANIZATION; OTHER REORGANIZATION OR RECLASSIFICATION.   In case of (i) the
--------------------------------------------------------
consolidation, merger, combination or exchange of shares of capital stock with another entity, (ii) the divisive reorganization of the Company (i.e., split-up, spin-off or split-off), or (iii) any capital reorganization or any reclassification of Common Stock (other than a recapitalization or reclassification described above in section 15.01), the Recipient shall
                                    -------------
thereafter be entitled upon exercise of the Option to purchase the kind and number of shares of capital stock or other securities or property of the Company (or its successor{s}) receivable upon such event by a Recipient of the number of Option Shares which such Option entitles the Recipient to purchase from the Company immediately prior to such event. In every such case, the Company may appropriately adjust the number of Option Shares which may be issued under the Plan, the number of Option Shares subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Administrator.

  15.03  ADJUSTMENTS DETERMINED IN SOLE DISCRETION OF BOARD.   All adjustments
         --------------------------------------------------
to be made pursuant to the foregoing subsections shall be made in such manner as the Plan Administrator shall deem equitable and appropriate, the determination of the Plan Administrator shall be final, binding and conclusive.

  15.04  NO OTHER RIGHTS TO RECIPIENT.    Except as expressly provided in this
         ----------------------------
Article XV:  (i) the Recipient shall have no rights by reason of any subdivision
----------
or consolidation of shares of capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation (including any Approved Corporate Transactions), or any issue by the Company of shares of capital stock of any class, or warrants or options or rights to purchase securities (including securities convertible into shares of capital stock of any class), shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the Option Price for, the Option Shares. The grant of an Award pursuant to the Plan shall not in any way affect or impede the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

                                ARTICLE XVI

              APPROVED CORPORATE TRANSACTIONS -- AFFECT ON OPTIONS
              ----------------------------------------------------

     Notwithstanding Article XV above, in the event of the occurrence of any
                     ----------
Approved Corporate Transaction, or in the event of any change in applicable laws, regulations or accounting principles, the Plan Administrator in its discretion is hereby authorized to take any one or more of the following actions whenever the Plan Administrator determines that such action is appropriate in order to facilitate such Approved Corporate Transactions or to give effect to changes in laws, regulations or principles:

  16.01  PURCHASE OR REPLACEMENT OF OPTION.    In its sole and absolute
         ---------------------------------
discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Recipient's request, for any one or combination of the following: (1) the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, or realization of the Recipient's rights had such Option been currently exercisable or payable or fully vested; and/or (ii) the replacement of such Option with other rights or property (which may or may not be securities) selected by the Plan Administrator in its sole discretion.

  16.02  ACCELERATION OF VESTING AND EXERCISE.    In its sole and absolute
         ------------------------------------
discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option may not be exercised after the occurrence of such event; provided, however, the Recipient must be given the opportunity, for a specified period of time prior to the consummation of such transaction, to exercise the Option as to all Option Shares (i.e., both fully vested and unvested) covered thereby.

  16.03  ASSUMPTION OR SUBSTITUTION.    In its sole and absolute discretion, and
         --------------------------
on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the capital stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

                                ARTICLE XVII

                     CERTAIN TRANSACTIONS WITHOUT CHANGE IN
                   BENEFICIAL OWNERSHIP --  AFFECT ON OPTIONS
                   ------------------------------------------

     Notwithstanding Article XV above, in the event of a transaction whose
                     ----------
principal purpose is to change the State in which the Company is incorporated, or to form a holding company, or to effect a similar reorganization as to form of entity without change of beneficial ownership, including, without limitation, through: (i) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) or other reorganization with respect to the Company and/or its stockholders, or (ii) the sale, transfer, exchange or other disposition by the Company of its assets in a single or series of related transactions, then the Plan Administrator may provide, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the capital stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

                                ARTICLE XVIII

         AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS
         -------------------------------------------------------------

  18.01  AMENDMENT, MODIFICATION OR TERMINATION OF PLAN.    The Board may amend
         ----------------------------------------------
or modify the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however, (i) no such action may adversely alter or impair any Award previously granted under the Plan without the consent of each Recipient affected thereby, and (ii) no action of the Board will cause Incentive Options granted under the Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose.

  18.02  MODIFICATION OF TERMS OF OUTSTANDING OPTIONS.    Subject to the terms
         --------------------------------------------
and conditions and within the limitations of the Plan, the Plan Administrator may modify the terms and conditions of any outstanding Options granted under the Plan, including extending the expiration date of such Options or renewing such Options or repricing such options or modifying any vesting conditions (but only, in the case of Incentive Options, to the extent permitted under Section 422 of the Code), or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised); provided, however, no modification of any outstanding Option may, without the consent of the Recipient affected thereby, adversely alter or impair such Recipients rights under such Option.

  18.03  MODIFICATION OF VESTING CONDITIONS PLACED ON FORFEITABLE GRANT SHARES.
         ---------------------------------------------------------------------
Subject to the terms and conditions and within the limitations of the Plan, including vesting conditions, the Plan Administrator may modify the terms and conditions placed upon the grant of any Forfeitable Grant Shares; provided, however, no modification of any conditions placed upon Forfeitable Grant Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Forfeitable Grant Shares.

  18.04  COMPLIANCE WITH LAWS.    The Plan Administrator may, at any time or
         --------------------
from time-to-time, without receiving further consideration from, or paying any consideration to, any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under the Plan as required to: (i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or Awards thereunder or to comply with the rules or requirements of any stock exchange or Nasdaq and/or (ii) ensure that the Plan is and remains exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended (Subchapter D of Title A, Chapter 1 of the Code {encompassing Sections 400 to 420 of the Code}).

                                ARTICLE XIX DAY

                                 MISCELLANEOUS
                                 -------------

  19.01  PERFORMANCE ON BUSINESS DAY.    In the event the date on which a party
         ---------------------------
to the Plan is required to take any action under the terms of the Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

  19.02  EMPLOYMENT STATUS.    In no event shall the granting of an Award be
         -----------------
construed to: (i) grant a continued right of employment to a Recipient if such Person is employed by the Company and/or by the Parent and/or any Subsidiary, or
(ii) affect, restrict or interfere with in any way any right the Company and/or Parent and/or any Subsidiary may have to terminate or otherwise discharge the employment and/or engagement of such Person, at any time, with or without cause, except to the extent that such Person and the Company and/or Parent and/or any Subsidiary may have otherwise expressly agreed in writing. Unless otherwise expressly agreed in writing, the application and/or construction of the terms Termination By Company For Cause, Termination By Recipient For Good Reason and Termination Of Recipient are solely intended for, and shall be limited to, the operation of the vesting and expiration provisions of Awards granted under this Plan, and governing Award Agreements, and not for any other purpose.

  19.03  NON-LIABILITY FOR DEBTS; RESTRICTIONS AGAINST TRANSFER. No Options
         ------------------------------------------------------
or unvested Forfeitable Grant Shares granted hereunder, or any part thereof, (i)
   --------
shall be liable for the debts, contracts, or engagements of a Recipient, or such Recipient's successors in interest as permitted under this Plan, or (ii) shall be subject to disposition by transfer, alienation, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void ab initio and of no further force and effect.

  19.04  RELATIONSHIP OF PLAN TO OTHER OPTIONS AND COMPENSATION PLANS.  The
         ------------------------------------------------------------
adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent or Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company to: (i) establish any other forms of incentives or compensation for Employees and/or Directors of the Company and/or of any Parent and/or any Subsidiary and/or to any Consultants to the Company and/or to any Parent and/or any Subsidiary; or (ii) to grant options to purchase shares of Common Stock or to award shares of Common Stock or grant any other securities or rights otherwise under this Plan in connection with any proper corporate purpose including but not by way of limitation, in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

  19.05  SEVERABILITY.    If any term or provision of this Plan or the
         ------------
application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event: (i) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Plan, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (ii) the remaining part of this Plan (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

    19.06   HEADINGS; REFERENCES; INCORPORATION; GENDER; STATUTORY REFERENCES.
            -----------------------------------------------------------------
The headings used in this Plan are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Plan or any provision hereof. References to this Plan shall include all amendments or renewals thereof. All cross-references in this Plan, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Plan, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any Exhibit referenced in Plan shall be construed to be incorporated in this Plan by such reference. As used in this Plan, each gender shall be deemed to include the other gender, including neutral genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires. Any reference to statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

    19.07   APPLICABLE LAW. This Plan and the rights and remedies of each
            --------------
party arising out of or relating to this Plan (including, without limitation, equitable remedies) shall (with the exception of the Securities Laws) be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the state of California, as if this Plan were made, and as if its obligations are to be performed, wholly within the State of California.

PROXY                                                                      PROXY

                            STAAR SURGICAL COMPANY
                ANNUAL MEETING OF STOCKHOLDERS -- MAY 29, 1998


     The undersigned hereby appoints JOHN R. WOLF and WILLIAM C. HUDDLESTON and each of them (with full power to act without the other) the true and lawful proxies of the undersigned, each having full power to substitute, to represent the undersigned and to vote all shares of stock of STAAR SURGICAL COMPANY (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Wyndham Garden Hotel, 700 West Huntington Drive, Monrovia, California, on Friday, May 29, 1998, at the hour of 10:00 a.m., prevailing local time, or any adjournments thereof.

     1.   FOR  [_]      WITHHOLD  [_] the election of the following nominees in
          the Notice of Annual Meeting and Proxy Statement as the two Class III directors of the Company:

                                   John R. Wolf     Andrew F. Pollet

     2.   FOR  [_]      AGAINST  [_] the adoption of the 1998 STAAR Surgical
          Company Stock Plan.

     3. Upon all such other matters that may properly be brought before such Annual Meeting, or any adjournments thereof, as to which the undersigned hereby confers discretionary authority upon said proxies.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. UNLESS DIRECTION IS GIVEN TO WITHHOLD AUTHORITY FOR THE AFORESAID DIRECTOR NOMINEE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED (i) "FOR" THE
                                                                 ---
ELECTION OF THE AFORESAID DIRECTOR NOMINEES TO SERVE AS THE TWO CLASS III DIRECTORS ON THE COMPANY'S BOARD OF DIRECTORS, AND (ii) "FOR" THE ADOPTION OF
                                                         ---
THE 1998 STAAR SURGICAL COMPANY STOCK PLAN. THE UNDERSIGNED MAY WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF EITHER OF THE AFORESAID NOMINEES BY LINING THROUGH THE NOMINEE'S NAME ABOVE.

     All other proxies heretofore given by the undersigned to vote shares of stock of the Company which the undersigned would be entitled to vote if personally present at said Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof.

     NOTE: PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR ON YOUR SHARES. IF SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, GUARDIAN OR TRUSTEE, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER OR OFFICERS, AFFIX CORPORATE SEAL AND ATTACH A CERTIFIED COPY OF RESOLUTION OR BYLAWS EVIDENCING AUTHORITY.


                                            ____________________________________
                                                           (Date)


                                            ____________________________________
                                                       (Signature)


                                            ____________________________________
                                                      (Signature)